As filed with the Securities and Exchange Commission on June 9, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-4786

Ariel Investment Trust
(Exact name of registrant as specified in charter)

200 East Randolph Street
Suite 2900
Chicago, Illinois, 60601
(Address of principal executive offices) (Zip code)

Mareile Cusack
200 East Randolph Street
Suite 2900
Chicago, Illinois 60601
(Name and address of agent for service)

with a copy to:

Arthur Don, Esq.
Greenberg Traurig, LLP
77 West Wacker Drive
Suite 3100
Chicago, IL 60601

Registrant's telephone number, including area code: (312) 726-0140

Date of fiscal year end: September 30, 2015
Date of reporting period:  March 31, 2015

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1)

The patient investor

SEMI-ANNUAL REPORT: 03/31/15
●	Value	●	Deep value	●	Global

●	Ariel Fund
●	Ariel Appreciation Fund
●	Ariel Focus Fund
●	Ariel Discovery Fund
●	Ariel International Fund
●	Ariel Global Fund

Slow and steady wins the race.

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies. Our opinions are current as of the date they were written but are subject to change.

We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. Equity investments are affected by market conditions. The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund invest in small and/or midsized companies. Investing in small and mid-cap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Ariel Fund and Ariel Appreciation Fund often invest a significant portion of their assets in companies within the consumer discretionary and financial services sectors and their performance may suffer if these sectors underperform the overall stock market. Ariel Focus Fund invests primarily in equity securities of companies of any size and is a non-diversified fund, which means its investments are concentrated in fewer stocks than diversified funds. Ariel Focus Fund generally holds 20-30 stocks and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. Investments in emerging and developing markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for the Funds may be obtained by visiting our website, arielinvestments.com.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC.

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

800.292.7435

arielinvestments.com
Follow us on Twitter @ArielFunds

Fund performance at a glance	AS OF 03/31/15

Annualized
	Quarter (%)	1-year (%)	3-year (%)	5-year (%)	10-year (%)	20-year (%)	Since inception (%)
Small/mid cap value strategy							11/06/86
Ariel Fund–Investor Class	+ 6.67	+19.54	+ 21.60	+ 16.12	+ 7.89	+11.68	+ 11.96
Ariel Fund–Institutional Class	+ 6.77	+19.89	+ 21.99	+ 16.36	+ 8.00	+11.74	+ 12.00
Russell 2500TM Value Index	+ 3.02	+ 6.58	+ 16.29	+ 14.06	+ 8.46	+11.72	+ 11.62
Russell 2000® Value Index	+ 1.98	+ 4.43	+ 14.79	+ 12.54	+ 7.53	+10.86	+ 10.86
S&P 500® Index	+ 0.95	+12.73	+ 16.11	+ 14.47	+ 8.01	+ 9.39	+ 10.29
Mid cap value strategy							12/01/89
Ariel Appreciation Fund–Investor Class	+ 4.34	+13.93	+ 19.21	+ 15.28	+ 9.32	+12.15	+ 11.47
Ariel Appreciation Fund–Institutional Class	+ 4.41	+14.32	+ 19.56	+ 15.51	+ 9.43	+12.20	+ 11.52
Russell Midcap® Value Index	+ 2.42	+11.70	+ 18.60	+ 15.84	+ 9.61	+12.13	+ 11.97
Russell Midcap® Index	+ 3.95	+13.68	+ 18.10	+ 16.16	+ 10.02	+11.67	+ 11.74
S&P 500® Index	+ 0.95	+12.73	+ 16.11	+ 14.47	+ 8.01	+ 9.39	+ 9.57
All cap value strategy							06/30/05
Ariel Focus Fund–Investor Class	– 2.20	+ 5.28	+ 13.47	+ 10.77	–	–	+ 5.91
Ariel Focus Fund–Institutional Class	– 2.13	+ 5.59	+ 13.75	+ 10.96	–	–	+ 6.00
Russell 1000® Value Index	– 0.72	+ 9.33	+ 16.44	+ 13.75	–	–	+ 7.22
S&P 500® Index	+ 0.95	+12.73	+ 16.11	+ 14.47	–	–	+ 8.07
Small cap deep value strategy							01/31/11
Ariel Discovery Fund–Investor Class	– 4.18	–10.93	+ 6.92	–	–	–	+ 5.02
Ariel Discovery Fund–Institutional Class	– 4.15	–10.77	+ 7.17	–	–	–	+ 5.25
Russell 2000® Value Index	+ 1.98	+ 4.43	+ 14.79	–	–	–	+ 11.86
S&P 500® Index	+ 0.95	+12.73	+ 16.11	–	–	–	+ 14.52
International all cap strategy							12/30/11
Ariel International Fund–Investor Class	+ 5.55	+ 0.78	+ 8.81	–	–	–	+ 9.79
Ariel International Fund–Institutional Class	+ 5.57	+ 0.99	+ 9.08	–	–	–	+ 10.05
MSCI EAFE® Index (gross)	+ 5.00	– 0.48	+ 9.52	–	–	–	+ 12.29
MSCI ACWI ex-US Index (gross)	+ 3.59	– 0.57	+ 6.89	–	–	–	+ 9.91
Global all cap strategy							12/30/11
Ariel Global Fund–Investor Class	+ 2.91	+ 5.71	+ 11.56	–	–	–	+ 12.36
Ariel Global Fund–Institutional Class	+ 2.98	+ 6.00	+ 11.86	–	–	–	+ 12.67
MSCI ACWISM Index (gross)	+ 2.44	+ 5.97	+ 11.35	–	–	–	+ 14.35

The inception date for the Institutional Class shares of all Funds is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of a Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of a Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of its Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Descriptions for the indexes can be found in the individual fund summaries in the report. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

TURTLE TALK

Inside this issue

Ariel Investments Chairman and CEO John W. Rogers, Jr. was recently profiled in the April edition of Ticker Magazine. In the interview “Contrarian and Disciplined,” John discusses Ariel Fund’s investment style and how he finds opportunities in the market.

“We look for companies that we can own for years, and we feel confident that they will still be leaders in their industries with high returns on capital, high profit margins and consistent growth rates.”

-John W. Rogers, Jr., Chairman and CEO

Ariel Fund tops its Morningstar category since the market bottom

Six years ago, with panic at generational highs and expectations near all-time lows, the market bottomed on March 9, 2009. Given the extremely low valuations of stocks in early 2009, active managers had an opportunity to add value with savvy purchases and brave but rational conviction. Few managed the feat, as evidenced by results in Morningstar’s1 Mid-Cap Blend category, home to our flagship fund, Ariel Fund. In the six years from the March 9, 2009 market bottom through March 31, 2015, Ariel Fund ranked number one out of 259 funds in its category. While we are delighted with our performance since the market bottom, it is our current since inception ranking that matter most, number one out of 8 funds.

The key principle that underscores our work is our willingness to take a patient and long-term view. This patience has generated significant returns for our shareholders. For example, a $10,000 investment in Ariel Fund at its inception in 1986 is worth $247,257 today. This is nearly $20,000 higher than the Russell 2500 Value and over $85,000 higher than the S&P 500. While no one can guarantee future results, we remain committed to finding quality companies trading at attractive prices relative to their intrinsic value that can weather the storm.

We invite you to read the market commentary and the performance summary for Ariel Fund continuing on the pages that follow.

1  Performance data quoted represents past performance and does not guarantee future results. Performance shown assumes the reinvestment of dividends and capital gains, but it does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund may be obtained by visiting arielinvestments.com. Extraordinary performance for the short-term periods may not be sustainable and is not representative of the performance over longer periods. Morningstar, Inc. is a nationally recognized organization that reports performance and calculates rankings for mutual funds. Rankings are based on total returns. Morningstar ranks each fund relative to all funds in the same category. For the period ended March 31, 2015, the rankings of Ariel Fund for the 1-, 5-, 10-year, and since inception (November 6, 1986) periods were 4 out of 370 funds, 25 out of 268 funds, 118 out of 168 funds, and 1 out of 8 funds, respectively, among Morningstar Mid-Cap Blend funds. ©2015 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

2	ARIELINVESTMENTS.COM

ACTIVELY PATIENT

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

For the quarter ended March 31, 2015, Ariel Fund jumped +6.67% and finished ahead of the Russell 2500 Value Index’s +3.02% gain, as well as the +1.98% rise of the Russell 2000 Value Index. With producer durables representing the key soft spot in the portfolio, Ariel Fund was boosted by strong performance among our health-care and financial services names. Meanwhile, Ariel Appreciation Fund jumped +4.34%, ahead of the Russell Midcap Value Index’s +2.42% rise, as well as the +3.95% return of the Russell Midcap Index. For Ariel Appreciation, the strong performance of our financial services names was only marginally offset by weakness among our producer durable issues that had energy exposure. It is worth noting that the broad market, as measured by the Standard & Poor’s 500, weathered a volatile start of the year but ultimately managed to eke out a +0.95% three-month return. As Barron’s noted, “As the U.S. dollar continued to gain strength and the price of oil fell more than 10%…the index went negative in January before hitting a new high and then returning to the red in March.”1

ACTIVELY PATIENT

As most know, the debate about active versus passive (index) management is one that ebbs and flows. In recent years, passive investing has captured the lion’s share of investor attention—and assets—as some have become convinced that stock-pickers are a dying breed. We have been vocal in our unbridled support for true active management, and our results have certainly helped to reinforce our view. That said, when we speak of active management, we are most enthusiastic about the prospects of high-conviction managers who eschew following benchmarks in favor of optimizing returns. As we have been known to say, “The best way to beat a benchmark is not to follow it.” We know our views run counter to those who concern themselves with “tracking error,” which statistically shows how a manager’s performance diverges from a benchmark. In the case of tracking error, many believe less is more.

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It is no secret: The academic community was skeptical of active management for a long time. Some professors concluded that active managers could not dependably outperform. While others acknowledged outperformance was possible, they concluded that identifying those who might do so in advance was quite difficult. We will be the first to admit how incredibly difficult it is to beat a benchmark over time. Over the last decade, K.J. Martijn Cremers, currently a professor of finance at the University of Notre Dame, working with various colleagues, has performed more in-depth studies of active management and in so doing, determined ways to predict which managers have a solid shot at beating passive benchmarks. Working with Antti Petajisto, then a professor of finance at the Yale School of Management, Cremers completed a paper in 2009 entitled, How Active Is Your Fund Manager? A New Measure That Predicts Performance. This groundbreaking measure known as “Active Share,” which quantifies how much a portfolio differs from a benchmark, proved to be simple and easy to understand. More specifically, a fund with 0% Active Share would be identical to the benchmark, while a fund with a 100% Active Share would have no overlapping exposure. The paper concluded that low Active Share portfolios, on average, were essentially destined to underperform, while high Active Share portfolios (of 80% or more) had a better shot at outperformance.

“We are most enthusiastic about the prospects of high-conviction managers who eschew following benchmarks in favor of optimizing returns.”

Cremers, now working with Ankur Pareek of Rutgers Business School, has a new paper, which is essentially a sequel to the first one, Patient Capital Outperformance: The Investment Skill of High Active Share Managers Who Trade Infrequently, a second draft of which was released last September. The very first line of this 72-page piece states that “among high Active Share portfolios—whose holdings differ substantially from the holdings of their benchmark—only those with patient investment strategies (i.e., with long stock holding durations of at least 2 years) outperform their benchmarks on average.”2 To paraphrase Jerry Maguire: They had us at hello! Before we read another line, we felt as  if they could be talking about us. Then we came upon Panel A of Figure 3 and saw that our flagship Ariel Fund was one of just eight mutual funds used to illustrate the point after the authors studied “a large sample of actively managed all-equity U.S. retail mutual funds “ that have existed from 1995 through 2013, including “’dead,’ merged and delisted funds.” (They also analyzed the gross returns of institutional portfolios from 1986 through 2013. With the exception of slight performance differences related to gross and net returns, the conclusions drawn for mutual funds and institutional portfolios were largely the same.)

“High Active Share on its own is not enough to generate benchmark-beating results. Instead, the length of the holding period is the difference between success and mediocrity.”

Despite a dense paper complete with mathematical equations, their work can be boiled down to a few critical findings:

●	“A necessary condition for long-term outperformance is that the actively managed portfolio is substantially different than the benchmark.”

●	“[A]mong high Active Share funds, patiently managed portfolios have been most likely to outperform. Patient funds are those which trade relatively infrequently, i.e., funds with long holding durations or low portfolio turnover.”

●	“[F]unds with above 90% Active Share outperformed their benchmarks by about 1% a year, after fees were taken out.”

4	ARIELINVESTMENTS.COM

After these facts were on the table, the paper goes into tremendous detail. More specifically, in order to prove their thesis, the authors work to disprove a number of binary points. For example, they demonstrate that high Active Share on its own is not enough to generate benchmark-beating results. Instead, the length of the holding period is the difference between success and mediocrity. On this point, they write, “We find no evidence that even the most active (i.e., high Active Share) mutual funds with short durations or frequent trading were able to outperform their benchmarks on average. Rather, we find that frequently trading mutual funds systematically underperformed their benchmarks, regardless of how different their holdings are relative to their benchmark.” The flip side is also true: A long holding period in and of itself does not drive outperformance. As the two professors note, “…the only portfolios with long Fund Duration that outperform are those that also contain high Active Share funds.”

Perhaps most interesting of all, once the authors moved passed the raw data analysis, they made two nuanced points that we would not normally associate with such a quantitative undertaking. First and foremost, they were perceptive in their view that to be a high Active Share/ low-turnover manager “requires a strong conviction on the part of the manager, as stock prices may initially move adversely before reversing any mispricing.” They also go on to say, “Similarly, it requires that investors are fairly patient in giving the manager time to see the strategy through, rather than evaluate the performance [after] relatively brief periods of time.” We live this day in and day out and wholeheartedly agree.

Additionally, the authors conclude, “The clear majority of the outperformance of the patient and active mutual fund managers seems due to their picking safe…, value…, and quality…stocks.” They underscore the thought by adding, “Our results thus suggest that Warren Buffett’s investment skill seems generally shared by mutual fund managers in the top Active Share and Fund Duration quintiles.” So there you have it: our strategy—value investing, with a long time horizon and more than 90% active share—and our hero—Warren Buffett—all in one academic paper about successful active management.

PORTFOLIO COMINGS AND GOINGS

During the quarter, we initiated one new position and eliminated two holdings in Ariel Fund. We added chainsaw chain maker Blount Intl, Inc. (BLT), a current holding in another of our portfolios. Blount produces saw chains, bars and sprockets, as well as outdoor equipment accessories and parts for the garden and landscape industry. It sells its products in more than 100 countries around the world. We  sold our shares of City National Corp. (CYN) on the good news that it was being acquired by the Royal Bank of Canada (RY) for $5.4 billion, roughly half in cash and half in stock. We also sold our shares of Hospira, Inc. (HSP) when it entered a definitive merger agreement with Pfizer Inc., (PFE) an all-cash deal totaling about $17 billion.

In Ariel Appreciation Fund, we initiated one new position and eliminated two holdings during the quarter. We purchased shares in Anixter Intl Inc. (AXE), a current holding in some of our other portfolios. Anixter is a leading global supplier of communications and security products, electrical and electronic wire and cable, fasteners and other small components. Its innovative supply chain management services reduces the total cost of production and implementation for its customers. Ariel Appreciation Fund also exited City National Corp. and Hospira, Inc. due to their acquisitions.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

RESEARCH PROMOTIONS AND OTHER ARIEL NEWS

Recognizing and rewarding talent is the best way to keep great people engaged and inspired. To that end, we are delighted to announce promotions that reflect significant long-term contributions to Ariel. We invite you to read a special letter written by John W. Rogers, Jr. posted to arielinvestments.com.

1   Michael Vallo, “Active Beats Passive in First Quarter,” Barron’s, April 6, 2015, L23.
2   Martijn Cremers and Ankur Pareek, Patient Capital Outperformance: The Investment Skill of High Active Share Managers Who Trade Infrequently, September 2014, 1.

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Ariel Fund performance summary	INCEPTION: 11/06/86

John W. Rogers, Jr.	John P. Miller, cfa	Kenneth E. Kuhrt, cpa
Lead portfolio	Portfolio	Portfolio
manager	manager	manager

Composition of equity holdings (%)

	Ariel Fund†	Russell 2500 Value Index	Russell 2000 Value Index	S&P 500 Index
Financial services	29.72	38.85	40.73	17.93
Consumer discretionary	27.73	12.57	12.51	14.19
Producer durables	19.38	12.86	13.24	10.65
Health care	8.74	6.68	5.92	14.87
Materials & processing	5.29	6.51	5.79	3.50
Consumer staples	3.84	1.95	2.41	8.52
Technology	3.46	7.72	8.72	16.95
Energy	1.84	3.77	3.02	8.07
Utilities	0.00	9.10	7.66	5.32
† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Average annual total returns (%) as of 03/31/15

	Quarter		1-year	3-year	5-year	10-year		Since inception
Ariel Fund–Investor Class	+	6.67	+ 19.54	+ 21.60	+ 16.12	+	7.89	+ 11.96
Ariel Fund–Institutional Class+	+	6.77	+ 19.89	+ 21.99	+ 16.36	+	8.00	+ 12.00
Russell 2500TM Value Index	+	3.02	+ 6.58	+ 16.29	+ 14.06	+	8.46	+ 11.62
Russell 2000® Value Index	+	1.98	+ 4.43	+ 14.79	+ 12.54	+	7.53	+ 10.86
S&P 500® Index	+	0.95	+ 12.73	+ 16.11	+ 14.47	+	8.01	+ 10.29
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.  The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Expense ratio (as of 09/30/14)
Investor Class	1.03%
Institutional Class	0.72%

Top ten equity holdings (% of net assets)
1.	Lazard Ltd	4.3
2.	J.M. Smucker Co.	3.4
3.	Gannett Co., Inc.	3.3
4.	International Speedway Corp.	3.3
5.	Kennametal Inc.	3.3
6.	KKR & Co. L.P.	3.3
7.	CBRE Group, Inc.	3.2
8.	Brady Corp.	3.1
9.	Anixter Intl Inc.	3.1
10.	JLL	3.1

+The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2500TM Value Index measures the performance of small to mid-cap value companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. The S&P 500® is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

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Ariel Appreciation Fund performance summary	INCEPTION: 12/01/89

John W. Rogers, Jr. Co-portfolio manager	Timothy R. Fidler, cfa Co-portfolio manager

Composition of equity holdings (%)

	Ariel Apprec- iation Fund†	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index
Financial services	33.91	34.31	23.05	17.93
Consumer discretionary	25.70	11.52	18.27	14.19
Producer durables	19.35	8.81	11.96	10.65
Health care	13.37	10.24	12.15	14.87
Consumer staples	3.81	3.08	5.71	8.52
Energy	2.54	3.80	4.33	8.07
Technology	1.32	8.87	11.75	16.95
Materials & processing	0.00	7.35	6.68	3.50
Utilities	0.00	12.02	6.10	5.32
† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Average annual total returns (%) as of 03/31/15

	Quarter		1-year	3-year	5-year	10-year		Since inception
Ariel Appreciation Fund–Investor Class	+	4.34	+ 13.93	+ 19.21	+ 15.28	+	9.32	+ 11.47
Ariel Appreciation Fund–Institutional Class+	+	4.41	+ 14.32	+ 19.56	+ 15.51	+	9.43	+ 11.52
Russell Midcap® Value Index	+	2.42	+ 11.70	+ 18.60	+ 15.84	+	9.61	+ 11.97
Russell Midcap® Index	+	3.95	+ 13.68	+ 18.10	+ 16.16	+	10.02	+ 11.74
S&P 500® Index	+	0.95	+ 12.73	+ 16.11	+ 14.47	+	8.01	+ 9.57
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.  The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Expense ratio (as of 09/30/14)
Investor Class	1.12%
Institutional Class	0.79%

Top ten equity holdings (% of net assets)
1.	Stanley Black & Decker, Inc.	4.6
2.	Western Union Co.	4.6
3.	Kennametal Inc.	4.1
4.	First American Financial Corp.	4.0
5.	AFLAC Inc.	3.8
6.	Zimmer Holdings, Inc.	3.7
7.	Lazard Ltd	3.7
8.	J.M. Smucker Co.	3.6
9.	Interpublic Group of Cos., Inc.	3.6
10.	Bristow Group Inc.	3.5

+The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Midcap® Value Index measures the performance of mid-cap value companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of mid-cap companies. Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. The S&P 500® is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

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LEVERAGE: A TAILWIND, UNTIL IT’S NOT

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

In the first quarter of 2015, Ariel Focus Fund trailed both its primary benchmark and the broad market, declining -2.20% versus a fall of -0.72% for the Russell 1000 Value Index and a rise of +0.95% for the S&P 500. Declining oil prices hurt the performance of many of our energy holdings, including National Oilwell Varco (NOV), which declined -23.01% in the quarter. It remains one of our favorite companies. Apollo Education Group, Inc. (APOL) continued to struggle in the first quarter, declining -44.53%. Fortunately, we had sold most of our position in Apollo. In hindsight, we should have sold it all. On the positive side, our largest position, Western Union Co. (WU), continues to see good stock and operating performance, increasing +17.12% in the quarter. In our view, Western Union remains a very inexpensive stock, trading at approximately 12x forward earnings. Equity analysts continue to underestimate the regulatory hurdles to using smartphones to transfer money across borders.

“Give me a long enough lever,” said Archimedes, “and I shall move the world.” In today’s investment climate, many  companies and even entire asset classes have updated this saying to: “Give me enough debt leverage, and I shall move mediocre results into outperformance.” Last quarter, I discussed the disparate impact of falling interest rates on debt-laden versus strong balance sheet companies. Under the category of “no good deed goes unpunished,” I showed how, when interest rates fall, weak balance sheet companies with high levels of debt can see their stock prices increase much faster than the stock prices of strong balance sheet companies. In this letter, I will discuss how debt leverage can drive outperformance and underperformance, even holding interest rates constant. In my view, this power of leverage is not well understood, even by sophisticated investors. Alternative asset classes such as private equity, hedge funds and real estate in general employ much more leverage than long-only equity managers.

Full disclosure: I am not spending two quarterly letters on the topic of debt and leverage with purely altruistic motives. Ariel Focus Fund has a dog in this fight. The Fund invests in stocks with much stronger balance sheets than those in our primary benchmark. It had an average interest coverage ratio1 of 13.4x at quarter-end, compared with 6.3x for the Russell 1000 Value index and 9.0x for the S&P 500. It is my contention that these stronger, lower-leveraged balance sheets have been a recent headwind to our performance as interest rates have fallen. I expect this wind to shift if and when interest rates rise.

8	ARIELINVESTMENTS.COM

Suppose you serve on the investment committee of a local charity, perhaps your church, a hospital or your alma mater. You have just finished a year in which both markets and the economy were modestly up. Returns were nothing spectacular, but almost everyone has more money than they did the year before. At year-end, the professionals who manage money for your endowment present their results. One group has outperformed its benchmarks, showing strong absolute and relative returns. Another group showed positive returns but lagged its benchmark and the first group. In my opinion, this is the first question that should be asked: “How much leverage did the first (outperforming) group employ versus the second (underperforming)?” In my experience, that question almost never gets asked.

We’ll begin with an illustration based on an activist investor who recommends that a company “take advantage of its debt capacity” by paying a large special dividend of $9.5 billion to its shareholders and then financing that dividend with debt.

Table 1: Financing a Special Dividend with Debt
Dollars in millions, except per share	Strong Balance Sheet Company A	Weak Balance Sheet Company B
Total Debt	$500	$10,000
Borrowing Cost	5.00%	8.00%
Sales	$10,000	$10,000
Operating Margin	20.00%	20.00%
Operating Income	2,000	2,000
Interest Expense	25	800
Pretax Income	1,975	1,200
Taxes (35%)	691	420
Net Income	1,284	780
Shares Outstanding	1,000	1,000
EPS	$1.28	$0.78
P/E Multiple	15.0	15.0
Stock Price	$19.26	$11.70
		$11.70 + $9.50 special dividend = $21.20
Note: These examples are intended to show the potential general effect of interest rates on the stock price of a company with low debt versus a company with high debt. All information shown is hypothetical except for the stock price, which is purely a calculation of the earnings per share (EPS) multiplied by the price/earnings multiple (P/E multiple). Examples are illustrative only and are not indicative of any specific return an investor may receive from a particular investment. The underlying assumptions are not predictive of the effect of future interest rates on any particular company.

The new “restructured” company has exactly the same operating results as the old company: the same $10 billion in sales, the same 20% operating margin and the same operating income of $2 billion. But because the new leveraged company has a lot more debt than the old, it has a lot more interest expense—$800 million versus $25 million, in this illustration. As a result, net income will be lower, as will earnings per share. No surprises so far. But watch what happens to the stock price, assuming the same price/earnings (P/E) ratio: The stock price goes down by only $7.56, far less than the $9.50 dividend. New shareholders then have $9.50 in their pockets plus a stock trading at $11.70, for a total of $21.20. The activist has created an increase in shareholder value of almost 10% without improving the operating performance of the company—all through the power of leverage.

But the story doesn’t end there. Let’s assume we see modest economic growth (sales up by 5%), as well as modest increases in operating margins (from 20% to 21%). How do these companies perform? From an operating perspective, they are still identical. Both see operating income increase to $2.205 billion.

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Table 2: Operating Leverage
Dollars in millions, except per share	Strong Balance Sheet Company A		Weak Balance Sheet Company B
Total Debt	$500	$500	$10,000	$10,000
Borrowing Cost	5.00%	5.00%	8.00%	8.00%
Sales	$10,000	$10,500	$10,000	$10,500
Operating Margin	20.00%	21.00%	20.00%	21.00%
Operating Income	2,000	2,205	2,000	2,205
Interest Expense	25	25	800	800
Net Income	1,284	1,417	780	913
EPS	$1.28	$1.42	$0.78	$0.91
P/E Multiple	15.0	15.0	15.0	15.0
Stock Price	$19.26	$21.26	$11.70	$13.70
Change in Stock Price		10.38%		17.08%
Note: These examples are intended to show the potential general effect of interest rates on the stock price of a company with low debt versus a company with high debt. All information shown is hypothetical except for the stock price, which is purely a calculation of the earnings per share (EPS) multiplied by the price/earnings multiple (P/E multiple). Examples are illustrative only and are not indicative of any specific return an investor may receive from a particular investment. The underlying assumptions are not predictive of the effect of future interest rates on any particular company.

The shares of the highly leveraged company increase by more than 17%, while the shares of the strong balance sheet company grow by only 10%. Finally, consider the effect of declining interest rates, which I described in detail last quarter. So far, the examples used in this letter assume “normal” interest rates. To be specific, I have assumed a 10-year Treasury rate of 4.00% with a 1.00% incremental credit spread for a Strong Balance Sheet Company, resulting in a 5.00% borrowing cost, and a 4.00% increment credit spread for a Weak Balance Sheet Company, resulting in an 8.00% borrowing cost. But recently, interest rates have been anything but normal. Ten-year Treasury rates have dropped below 2%, near their lowest level in 140 years.

Now, let’s examine what happens to the stock prices of our two theoretical companies when we combine the operating leverage from Table 2 with lower borrowing costs.

Table 3: Lower Borrowing Costs
Dollars in millions, except per share	Strong Balance Sheet Company A		Weak Balance Sheet Company B
Total Debt	$500	$500	$10,000	$10,000
Borrowing Cost	5.00%	2.50%	8.00%	5.50%
Sales	$10,000	$10,500	$10,000	$10,500
Operating Margin	20.00%	21.00%	20.00%	21.00%
Operating Income	2,000	2,205	2,000	2,205
Interest Expense	25	13	800	550
Net Income	1,284	1,425	780	1,075
EPS	$1.28	$1.43	$0.78	$1.08
P/E Multiple	15.0	17.0	15.0	17.0
Stock Price	$19.26	$24.23	$11.70	$18.29
Change in Stock Price		25.81%		56.31%
Note: These examples are intended to show the potential general effect of interest rates on the stock price of a company with low debt versus a company with high debt. All information shown is hypothetical except for the stock price, which is purely a calculation of the earnings per share (EPS) multiplied by the price/earnings multiple (P/E multiple). Examples are illustrative only and are not indicative of any specific return an investor may receive from a particular investment. The underlying assumptions are not predictive of the effect of future interest rates on any particular company.

The combination of these effects (greater leverage to an improving economy and greater benefit from declining interest rates) produces more than 3,000 basis points of outperformance for the leveraged company versus the unleveraged company: a +56% return versus a roughly +26% return. (Note: I have increased the P/E ratio for both companies in the declining interest rate scenario. When interest rates fall, required returns fall, and investors will pay a higher price for a given stream of earnings—at least in theory.)

10	ARIELINVESTMENTS.COM

I contend that that this leverage effect explains relative returns of various investment asset classes. Private equity, leveraged buyouts and hedge funds employ far more debt leverage, on average, than long-only mutual funds. Real estate and many “hard asset” investment vehicles use leverage to improve returns above that of the underlying asset. Since 1981, interest rates have declined in a very steep, if bumpy, trajectory, providing a consistent tailwind to these leveraged asset classes and individual stocks. Which brings us back to Ariel Focus Fund. If the benefits of leverage are so powerful, why does Ariel Focus Fund insist on investing in stocks with significantly higher interest coverage than our benchmark and the S&P 500? In short, the answer is that all of the effects of leverage discussed in this letter work both ways. If the economy turns down, corporate profitability declines, P/E multiples contract and, most importantly, interest rates eventually head higher, then all of these effects should reverse, and unleveraged stocks and less-leveraged asset classes should outperform, as shown in Table 4.

Table 4: Higher Interest Rates
Dollars in millions, except per share	Strong Balance Sheet Company A		Weak Balance Sheet Company B
Total Debt	$500	$500	$10,000	$10,000
Borrowing Cost	2.50%	6.00%	5.50%	9.00%
Sales	$10,500	$9,500	$10,500	$9,500
Operating Margin	21.00%	19.00%	21.00%	19.00%
Operating Income	2,205	1,805	2,205	1,805
Interest Expense	13	30	550	900
Net Income	1,425	1,154	1,075	588
EPS	$1.43	$1.15	$1.08	$0.59
P/E Multiple	17.0	14.0	17.0	14.0
Stock Price	$24.23	$16.15	$18.29	$8.24
Change in Stock Price		–33.33%		–54.97%
Note: These examples are intended to show the potential general effect of interest rates on the stock price of a company with low debt versus a company with high debt. All information shown is hypothetical except for the stock price, which is purely a calculation of the earnings per share (EPS) multiplied by the price/earnings multiple (P/E multiple). Examples are illustrative only and are not indicative of any specific return an investor may receive from a particular investment. The underlying assumptions are not predictive of the effect of future interest rates on any particular company.

The outperformances of leveraged companies and asset classes have been relative headwinds for Ariel Focus Fund. I am managing the portfolio to benefit when and if those winds change direction.

PORTFOLIO COMINGS AND GOINGS

During the quarter, we initiated three new positions and exited three in Ariel Focus Fund. We purchased shares in Anixter Intl Inc. (AXE), a current holding in some of our other portfolios. Anixter is a leading global supplier of communications and security products, electrical and electronic wire and cable, fasteners, and other small components. We purchased Bio-Rad Laboratories, Inc. (BIO), also a current holding in some of our other portfolios. This company has remained at the center of scientific discovery for more than 50 years, manufacturing and distributing a broad range of products for the life science research and clinical diagnostic markets. We also bought shares of St. Jude Medical, Inc. (STJ), a current holding in our mid cap value portfolio. This company develops medical technology and services to treat cardiac, neurological and chronic pain patients worldwide. We sold International Game Technology (IGT), which is being acquired by GTECH SpA (GTKYY) for $6.4 billion. Lastly, we sold our shares in Target Corp. (TGT) and Snap-on Inc. (SNA) in order to pursue more compelling opportunities.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,
Charles K. Bobrinskoy
Portfolio manager

1	The interest coverage ratio shows how easily a company can pay interest on its debt. It divides a company’s earnings before interest and taxes (EBIT) by the company’s interest expenses. The lower the ratio, the higher the debt burden.
This commentary contains the writer’s beliefs relating to future interest rates and the general effect of interest rates on companies with differing debt ratings. The underlying assumptions the writer uses are for illustration purposes only. The beliefs expressed are not predictive of future interest rates and are not representative of the effects of future interest rates on any particular company.
A REIT (real estate investment trust) is a security that invests in real estate. REITs receive special tax considerations, have potentially high yields, and offer a liquid method of investing in real estate. Risks include interest rate and overdevelopment risk. Utility stocks are known as defensive stocks because they historically provide higher-than-average returns in a declining market. In addition, utility companies may return dividends that are likely to offset declines in the company’s stock prices. Risks of utility companies include the reduced potential for capital gain and the risk that the stocks may decline in value resulting in a loss.

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Ariel Focus Fund performance summary	INCEPTION: 06/30/05

Charles K. Bobrinskoy Portfolio manager

Composition of equity holdings (%)

	Ariel Focus Fund†	Russell 1000 Value Index	S&P 500 Index
Financial services	18.17	30.21	17.93
Health care	18.16	14.73	14.87
Technology	14.51	8.42	16.95
Producer durables	14.29	10.02	10.65
Energy	11.99	10.94	8.07
Consumer discretionary	11.97	8.18	14.19
Materials & processing	6.28	3.30	3.50
Consumer staples	4.63	5.97	8.52
Utilities	0.00	8.24	5.32
† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Average annual total returns (%) as of 03/31/15

	Quarter	1-year	3-year	5-year		Since inception
Ariel Focus Fund–Investor Class	– 2.20	+ 5.28	+ 13.47	+	10.77	+ 5.91
Ariel Focus Fund–Institutional Class+	– 2.13	+ 5.59	+ 13.75	+	10.96	+ 6.00
Russell 1000® Value Index	– 0.72	+ 9.33	+ 16.44	+	13.75	+ 7.22
S&P 500® Index	+ 0.95	+ 12.73	+ 16.11	+	14.47	+ 8.07
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Expense ratio (as of 09/30/14)1	Net	Gross	Expense Cap
Investor Class	1.08%	1.40%	1.00%
Institutional Class	0.83%	1.06%	0.75%

Top ten equity holdings (% of net assets)
1.	Western Union Co.	6.2
2.	Stanley Black & Decker, Inc.	6.0
3.	Oracle Corp.	5.2
4.	Lockheed Martin Corp.	5.0
5.	International Business Machines Corp.	4.6
6.	CVS Health Corp.	4.6
7.	National Oilwell Varco	4.3
8.	Mosaic Co.	4.0
9.	Newell Rubbermaid Inc.	3.9
10.	Exxon Mobil Corp.	3.9

+The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
1 Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses (the “Expense Cap”) in order to limit Ariel Focus Fund’s total annual operating expenses to 1.00% of net assets for the Investor Class and 0.75% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2016. Through January 31, 2014, the Expense Cap was 1.25% for the Investor Class and 1.00% for the Institutional Class.
Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000® Value Index measures the performance of large-cap value companies with lower price-to-book ratios and lower expected growth values. Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. The S&P 500® is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index.

12	ARIELINVESTMENTS.COM

HIDDEN IN PLAIN SIGHT

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Discovery Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Our deep value portfolios had a difficult first quarter, as the market continued to give little credit for our generally cash-rich, low price-to-book holdings. The best-performing stocks in the period were high-octane, small-growth names, as evidenced by the +7.44% gain in the Russell 2500 Growth Index.

Despite the underperformance, however, we believe that, on average, our portfolio companies did quite well fundamentally. That is, business results were solid and in many cases improving. This led us to increase our estimates of fair value in most cases, thereby giving us even greater conviction in the attractiveness of our micro-cap and small cap deep value portfolios.

Average annual total returns as of 03/31/15

	Quarter	1-year	3-year	Since inception*
Ariel Discovery Fund	– 4.18%	– 10.93%	+ 6.92%	+ 5.02%
Russell 2000® Value Index	+ 1.98	+ 4.43	+ 14.79	+ 11.86
S&P 500® Index	+ 0.95	+ 12.73	+ 16.11	+ 14.52
* The inception date for Ariel Discovery Fund is 01/31/11.

As long-term deep value investors, we know our style is often out of favor, and the prolonged disconnect can be frustrating. However, at many of our portfolio companies, significant changes have occurred, are in the process of happening or are extremely likely. Therefore, we believe that we may very well be at a fundamental inflection point.

A number of new CEOs for our holdings are making significant impact at their respective companies, usually after strong boards acted in shareholders’ interests to improve leadership. Activists have driven constructive change in other cases, most clearly at Rosetta Stone Inc. (RST), the well-known language and literacy company. Three new outside directors, a plan to focus on the rapidly growing educational and enterprise business, a new CEO, and engagement of an experienced turnaround consultant give us great confidence in improved results and an unlocking of significant value. And finally, there are situations where activist investors have launched proxy fights to replace ineffective board members and may successfully take control of underutilized assets.

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Since its early 2011 inception and over the past three years, Ariel Discovery Fund’s returns are positive but well short of our benchmark. The difficult period after the fund’s launch, combined with the softness since year-end 2013 leaves our +5.02% return since inception behind the +11.86% gain in the Russell 2000 Value Index. Again, the relative weakness in the portfolio despite solid fundamentals leads us to believe our portfolio represents exceptional value at this point in time. Top performers during the quarter included Multi-Fineline Electronix, Inc. (MFLX), which gained +63.67% prior to our sale; Capital Southwest Corp. (CSWC), up +22.45%; and Telenav Inc. (TNAV), which rose +18.74%. On the downside, Erickson Inc. (EAC) fell by -48.20% as investors continued to punish the stock for a weak 2014. Orion Energy Systems, Inc. (OESX) dropped -42.91%, and Contango Oil & Gas Co. (MCF) lost -24.76% as low commodity prices continued to take a toll on energy stocks.

IF WE COULD OWN JUST ONE STOCK, WHAT WOULD IT BE?

A number of investment websites and magazines ask managers this question. Since 2011, we have been using our first-quarter letter to respond. While we would never recommend investing in only one stock, a detailed answer effectively illustrates the characteristics we seek in our portfolio holdings.

“As long-term deep value investors, we know our style is often out of favor, and the prolonged disconnect can be frustrating.”

As deep value investors, we look for underfollowed and misunderstood companies trading at prices that we believe provide a potential margin of safety* to buyers. Specifically, we refer to the difference between price and our significantly higher estimate of a company’s intrinsic value. We seek stocks that have value largely substantiated by tangible assets, with an emphasis on pristine balance sheets. We also want to be invested alongside talented and properly incentivized leadership, and we look to identify upside potential from underappreciated opportunities and/ or overlooked assets. This year, the company that best embodies these traits is RealNetworks, Inc. (RNWK).

“Putting a precise valuation on Rhapsody is difficult, but as RealNetworks’ stake is an investment requiring no ongoing capital, we believe any meaningful value is a windfall for shareowners.”

Based in Seattle, RealNetworks is best known for its RealPlayer media player software, which is downloaded onto millions of computers. The company invented the streaming media category in 1995 with the introduction of RealAudio. After trading at more than 50 times its current level during the Internet bubble, the company fell on hard times following the retirement of founder Rob Glaser. With a 36% ownership stake, he returned as interim CEO in 2012 and took on the role last year on a permanent basis. We are impressed with his reorganization and cost-cutting, along with the reinvigoration of RealNetworks’ product lines.

The company’s most important business is the RealPlayer Group. As sales of its legacy products have diminished, the company has developed RealPlayer Cloud, a cloud- and mobile-centric video storage and sharing platform. The service has grown from 500,000 to more than 10 million users in a year, and is approaching levels where we believe it will become a meaningful source of value for RealNetworks.

The other two businesses are Mobile Entertainment, a software as a service (SaaS) line that includes the LISTEN ringback app and Games, which holds both Zylom and the Slingo social casino brand, GameHouse. These two business lines have potential, especially because each has added strong leadership over the past year or two. Still, we ascribe only modest value to them in assessing RealNetworks’ intrinsic value.

14	ARIELINVESTMENTS.COM

With a current market capitalization of just more than $240 million, no debt and more than $160 million in cash, the market is currently ascribing very little value to the company’s business (based on a 3/31/15 share price of $6.73). Even assuming significant cash burn in the near future and applying a modest multiple to revenues, which we think should return to growth later this year, we come up with a valuation roughly 15% above current levels.

However, this valuation completely ignores an overlooked and potentially extremely valuable asset. Hidden in plain sight is RealNetworks’ 43% stake in privately held Rhapsody, the pioneer of the music streaming business. RealNetworks has made it clear it intends to monetize this investment. Carried on RealNetworks’ books at just $10 million, we believe that the 43% holding is worth at least $5.00 per share and could be worth multiples of that.

Although surpassed in size and notoriety by Spotify and Pandora, Rhapsody has found its footing and is growing rapidly. It reached 2.5 million paid subscribers by year-end 2014, up 60% year-over-year. Carrier partnerships such as UnRadio with T-Mobile are helping drive this subscriber growth. Through Napster, Rhapsody’s international brand, music is now available in more than 30 countries, up from only three countries just two years ago. A global partnership with Telefonica has shown significant growth, and the company has also expanded into auto partnerships. Finally, Rhapsody and Twitter, Inc. (TWTR) announced a partnership just weeks ago, giving Rhapsody access to a massive user base.

Putting a precise valuation on Rhapsody is difficult, but as RealNetworks’ stake is an investment requiring no ongoing capital, we believe any meaningful value is a windfall for shareowners, especially given that we estimate the rest of RealNetworks is worth more than the current quote.

Privately held Spotify can provide some clues based on reports of capital raised. With 15 million paid subscribers, it is six times the size of Rhapsody. Arguably, its acquisition costs have been much higher than Rhapsody’s, as much of Rhapsody’s success has come from carrier partnerships. Margin data is not available, but it is not unreasonable to assign similar multiples on a per-subscriber basis.

Reports are that Spotify is earning a value of nearly $600 per subscriber. At the high end, if Rhapsody reaches 3 million subscribers by mid-year, a 43% stake would be worth nearly $775 million, or more than $21.00 per share. While we use a heavily discounted version of that calculation to be conservative, we arrive at a sum-of-the parts valuation for RealNetworks of more than twice the current share price.

PORTFOLIO COMINGS AND GOINGS

There was one deletion from the Fund during the quarter. Multi-Fineline Electronix, Inc. (MFLX) was sold as it approached our estimate of fair value. We added one new position, SeaChange Int’l Inc. (SEAC), the market share leader in video on demand (VOD) software for cable and telecom companies. Trading at a very modest premium-to-book value, with nearly half of its market capitalization in cash, we believe the company’s growth potential from new software products is overlooked. Recently appointed CEO Jay Samit has a terrific reputation as a digital media innovator, and his shareholder-friendly compensation package adds to our confidence.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,
David M. Maley
Lead portfolio manager

DAVID MALEY NAMED MICROCAP SUPERSTAR

In Dave Gentry’s new book, Microcap Superstars: The Movers and Shakers in Small Stocks and Big Money, Portfolio Manager David Maley is listed as a MicroCap Superstar among an elite group of investment professionals. To learn more about David’s strategy, visit arielinvestments.com.

* Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

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Ariel Discovery Fund performance summary	INCEPTION: 01/31/11

David M. Maley	Kenneth E. Kuhrt, cpa
Lead portfolio manager	Portfolio manager

Composition of equity holdings (%)

	Ariel Discovery Fund†	Russell 2000 Value Index	S&P 500 Index
Technology	21.39	8.72	16.95
Financial services	17.21	40.73	17.93
Consumer discretionary	16.18	12.51	14.19
Utilities	11.33	7.66	5.32
Materials & processing	10.84	5.79	3.50
Producer durables	10.69	13.24	10.65
Energy	7.32	3.02	8.07
Health care	5.04	5.92	14.87
Consumer staples	0.00	2.41	8.52
†  Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Average annual total returns (%) as of 03/31/15

Since
	Quarter	1-year	3-year	inception
Ariel Discovery Fund–Investor Class	– 4.18	– 10.93	+ 6.92	+ 5.02
Ariel Discovery Fund–Institutional Class+	– 4.15	– 10.77	+ 7.17	+ 5.25
Russell 2000® Value Index	+ 1.98	+ 4.43	+ 14.79	+ 11.86
S&P 500® Index	+ 0.95	+ 12.73	+ 16.11	+ 14.52
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Expense ratio (as of 09/30/14) 1	Net	Gross	Expense Cap
Investor Class	1.33%	1.93%	1.25%
Institutional Class	1.07%	1.25%	1.00%

Top ten equity holdings (% of net assets)
1.	Cowen Group, Inc.	6.2
2.	ORBCOMM, Inc.	6.1
3.	Pendrell Corp.	5.1
4.	RealNetworks, Inc.	4.3
5.	Capital Southwest Corp.	4.2
6.	Contango Oil & Gas Co.	4.1
7.	Century Casinos, Inc.	3.7
8.	XO Group Inc.	3.7
9.	Rentech, Inc.	3.7
10.	Imation Corp.	3.5

+ The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
1 Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses (the “Expense Cap”) in order to limit Ariel Discovery Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the fiscal year ending September 30, 2016. Through January 31, 2014, the Expense Cap was 1.50% for the Investor Class and 1.25% for the Institutional Class.
Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. The S&P 500® is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index.

16	ARIELINVESTMENTS.COM

THE INVESTING MARATHON

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

International markets were up significantly in the first quarter of 2015, but performance in the U.S. market was more muted. Macroeconomic factors mainly drove the buoyant mood abroad. While the U.S. Federal Reserve has ended its quantitative easing (QE) program, the European Central Bank (ECB) just started one. This ECB action drove large moves in currency and equity markets, sending the Euro down -10% and Euro Stoxx 50 Index1 up +19% in local currency terms (although in U.S. dollars, the move was only +7%). The U.S. market was only up +1%, as a stronger dollar caused a weaker earnings outlook for America’s global firms.

Such an environment could have been a boon for a prognosticator who foresaw such forces. For instance, one could have concluded that QE would be the big factor in the first quarter of 2015 and surmised that it would drive European equities up—but not U.K. equities where the ECB stood by the sidelines—and then positioned the portfolio accordingly. We made no such macro calls, nor did we reposition our portfolios to benefit from such an environment. And yet, we outperformed. Specifically, Ariel International Fund gained +5.55%, topping the MSCI EAFE’s +5.00% gain and the MSCI ACWI ex-US Index’s +3.59% rise. Finally, Ariel Global Fund advanced +2.91%, outpacing the MSCI ACWI Index’s +2.44% return. To some, this may be a counterintuitive or unexpected outcome but not to us. We explore this below.

Many people often compare investing to a footrace; given our Aesop-inspired tortoise logo, we endorse the metaphor. That said, it is not perfect. First, race conditions are generally stable and, for big races, moderate. Second, in a footrace, the distance is clear. For instance, the Boston Marathon has a distance of 26.2 miles with slightly hilly terrain; the steepest grade (Heartbreak Hill) is about 3.3%. The weather changes yearly but is typically mild with temperatures in the upper 40s or lower 50s. The location does not shift from the Swiss Alps in January to the Sahara Desert in August, and it certainly does not change quickly from freezing to more than 100 degrees. Nobody cares who wins mile 3 or 10, and we doubt anybody strives to do so. It is the full 26.2 miles that matter.

800.292.7435	17

When it comes to investing, some managers do try to compete in short-term cycles by positioning and repositioning the portfolio to suit the prevailing mood or momentum of the market. Put another way, they do focus on winning mile 3 or 10, often at the expense of winning the full 26.2 miles. We think it is very risky to attempt to predict the short-term environment and construct a portfolio to suit it. The market environment can shift from moderate to intense and from ebullient to harrowing in the space of weeks or even days, usually without notice, leaving such investors in the awkward position of chasing their own tails. Instead, we try to construct a portfolio in which superior bottom-up stock selection drives the performance. We believe while macro developments can create headwinds or tailwinds, and shift suddenly, a high-quality business drives its own destiny, especially over the long term. Indeed, many of our portfolio holdings recently showed this quality over the short term, enabling us to outperform for the quarter.

“In a marathon, nobody cares who wins mile 3 or 10, and we doubt anybody strives to do so. It is the full 26.2 miles that matter.”

Glaxo SmithKline plc, a U.K.-domiciled health-care company, was a key contributor, even though a weak Euro hurt its earnings. The same goes for another key contributor, Nintendo Co., Ltd., despite securing no benefit from the ECB’s actions. Simultaneously, our portfolio excluded important European exporters such as Volkswagen or BMW, which were key beneficiaries of a weak Euro; that detracted from performance. On balance, however, what we owned performed well enough to offset what we did not own.

We are not suggesting that superior stock-picking can always offset macro headwinds in the short run, but it often can. The past quarter was one such period. The difference between always and often is crucial, in our view. In the short run, a concentrated portfolio can perform idiosyncratically—sometimes performing well despite headwinds or performing poorly even with tailwinds. Given such varying outcomes, short-term performance, whether  good or bad, is not a dependable measuring stick for the success of a strategy. For that, we believe one must examine the overall investment process and philosophy.

“Short-term performance, whether good or bad, is not a dependable measuring stick for the success of a strategy.”

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,
Rupal J. Bhansali
Portfolio manager

TURTLE TIME WITH RUPAL BHANSALI

“Our investment process is trying to solve for two objectives, not just one. Most investment disciplines are designed to achieve capital appreciation in equities. We try to shoot for capital appreciation, with a focus on risk management. All of these things have led to our 5-star rating from Morningstar for Ariel International Fund.”

– Rupal J. Bhansali CIO, International & Global Equities Portfolio Manager

Portfolio Manager Rupal J. Bhansali answers your questions in the latest edition of Turtle Time. We invite you to read the in-depth interview on arielinvestments.com/turtle-time-rupal in June.

Ariel International Fund’s Overall Morningstar RatingTM was five stars as of 4/30/15 among 310 Foreign Large Value Funds and is derived only from the three-year rating of five stars among 310 Foreign Large Value Funds. Ariel International Fund’s inception date is 12/30/11 and therefore it does not yet have performance or a rating for the five- and ten-year periods. Morningstar Rating is for the Investor share class only; the Institutional share class may have different performance characteristics. Past performance is no guarantee of future results.
For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. These ratings change monthly. The top 10% of funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. ©2015 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
1 The EURO STOXX 50 is a stock index of Eurozone stocks designed by STOXX, an index provider owned by Deutsche Börse Group and SIX Group.

18	ARIELINVESTMENTS.COM

Ariel International Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali
Portfolio manager

Composition of equity holdings* (%)

			MSCI
	Ariel	MSCI	ACWI
	International	EAFE	ex-US
	Fund†	Index	Index
Information technology	20.41	4.91	7.67
Financials	18.15	26.01	27.34
Telecommunication services	14.92	4.70	5.10
Consumer staples	13.56	11.02	9.95
Consumer discretionary	13.06	13.12	11.83
Health care	10.46	11.43	9.14
Energy	5.10	5.11	6.89
Industrials	3.45	12.68	11.12
Utilities	0.53	3.58	3.38
Materials	0.36	7.46	7.57
†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.
*
The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 03/31/15

	Quarter	1-year	3-year	Since inception
Ariel International Fund–Investor Class	+ 5.55	+ 0.78	+ 8.81	+ 9.79
Ariel International Fund–Institutional Class	+ 5.57	+ 0.99	+ 9.08	+ 10.05
MSCI EAFE® Index (gross)	+ 5.00	– 0.48	+ 9.52	+ 12.29
MSCI ACWI ex-US Index (gross)	+ 3.59	– 0.57	+ 6.89	+ 9.91
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Expense ratio (as of 09/30/14)1	Net	Gross	Expense Cap
Investor Class	1.29%	4.24%	1.25%
Institutional Class	1.03%	3.17%	1.00%

Top ten companies^ (% of net assets)
1.	Deutsche Boerse AG	5.8
2.	GlaxoSmithKline plc	5.4
3.	China Mobile Ltd.	5.2
4.	Ahold N.V.	5.2
5.	Roche Holding AG	3.9
6.	Dialog Semiconductor plc	3.8
7.	Nokia Corp.	3.8
8.	Reckitt Benckiser Group plc	3.3
9.	Swisscom AG	3.2
10.	Telefonica Deutschland GmbH & Co.	3.1
^ For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Country weightings‡ (%)
U.K.	18.94	France	4.79	Spain	0.98	Luxembourg	0.42
Japan	18.89	Finland	4.38	Israel	0.88	Macau	0.17
Germany	15.16	U.S.	4.08	Hong Kong	0.66	Denmark	0.09
Switzerland	9.41	Ireland	2.93	Austria	0.66	Portugal	0.08
China	7.34	Italy	1.97	Singapore	0.54
Netherlands	6.05	Canada	1.06	Sweden	0.52
‡This list excludes ETFs.

1
Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses (the “Expense Cap”) in order to limit Ariel International Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the fiscal year ending September 30, 2016. Through January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class. Notes: The performance table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. MSCI EAFE® Index is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. MSCI EAFE Index (gross) returns reflect the reinvestment of income and other earnings, including the maximum possible dividends. The MSCI ACWI (All Country World Index) ex-US Index is an unmanaged, market-weighted index of global developed and emerging markets, excluding the United States. The MSCI ACWI ex US Index (gross) returns reflect the reinvestment of income and other earnings, including the maximum possible dividends. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. All indexes are unmanaged, and an investor cannot invest directly in an index.

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Ariel Global Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali
Portfolio manager

Composition of equity holdings* (%)

	Ariel Global Fund†	MSCI ACWI Index
Health care	21.75	12.19
Information technology	21.16	13.92
Telecommunication services	14.33	3.65
Consumer discretionary	13.70	12.40
Financials	12.94	21.50
Consumer staples	7.84	9.67
Energy	3.91	7.51
Industrials	2.56	10.49
Utilities	1.33	3.18
Materials	0.48	5.33
† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.
* The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 03/31/15

	Quarter	1-year	3-year	Since inception
Ariel Global Fund–Investor Class	+ 2.91	+ 5.71	+ 11.56	+ 12.36
Ariel Global Fund–Institutional Class	+ 2.98	+ 6.00	+ 11.86	+ 12.67
MSCI ACWISM Index (gross)	+ 2.44	+ 5.97	+ 11.35	+ 14.35
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Expense ratio (as of 09/30/14)1	Net	Gross	Expense Cap
Investor Class	1.29%	3.70%	1.25%
Institutional Class	1.04%	1.51%	1.00%

Top ten companies^  (% of net assets)
1.	Gilead Sciences, Inc.	5.5
2.	China Mobile Ltd.	5.3
3.	GlaxoSmithKline plc	5.1
4.	Microsoft Corp.	5.0
5.	Harman Intl. Industries, Inc.	4.4
6.	Johnson & Johnson	3.9
7.	Deutsche Boerse AG	3.1
8.	Roche Holding AG	3.1
9.	Verizon Communications, Inc.	3.0
10.	Baidu, Inc.	2.8
^ For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Country weightings‡ (%)
U.S.	49.80	Finland	1.58	Hong Kong	0.29
China	8.84	Chile	1.40	Ireland	0.23
U.K.	8.76	Canada	0.79	Peru	0.22
Japan	8.73	Brazil	0.71	Israel	0.17
Germany	6.09	Turkey	0.55	Mexico	0.11
Switzerland	5.54	Spain	0.41	Macau	0.08
Netherlands	2.79	Singapore	0.35
France	2.26	Italy	0.30
‡ This list excludes ETFs.

1 Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses (the “Expense Cap”) in order to limit Ariel Global Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the fiscal year ending September 30, 2016. Through January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.  Notes: The performance table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. MSCI ACWI (All Country World Index) IndexSM is an unmanaged, market weighted index of global developed and emerging markets. MSCI ACWI Index (gross) returns reflect the reinvestment of income and other earnings, including the maximum possible dividends. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. All indexes are unmanaged, and an investor cannot invest directly in an index.

20	ARIELINVESTMENTS.COM

Anixter Inc. (NYSE: AXE) 2301 Patriot Boulevard Glenview, IL 60023 224.521.8000 | anixter.com

Anixter International Inc. is a leading distributor of wire and cable, as well as data center and security products. With a presence in more than 50 countries and the ability to deliver to 99% of the world’s major markets in less than 48 hours, the company sells 450,000 products to more than 100,000 customers. Anixter’s world-class logistics and inventory management offer customers dependable delivery of business-critical components wherever they do business. Led by Chairman Sam Zell and CEO Bob Eck, the company has a history of consistent cash flow generation and sizeable special dividends that have been a large component of shareholder returns.

BROADENING PRODUCT BASE

Originally built around selling wire, Anixter was founded on the principle of “buy by the mile, sell by the foot.” Although the company still sells wire and cable for industrial and manufacturing applications, its product offering has broadened to meet the needs of data center and enterprise customers. Over the past several years, the company has also grown into security equipment distribution. Anixter’s 3,000 technical specialists help customers choose the best product for an application, we believe while the company’s testing labs ensure that every product meets customers’ expectations.

Over the past five years, the company has grown its exposure to security products, while exiting less differentiated businesses. The most recent security acquisition, Tri-Ed (acquired in October 2014), is the company’s largest acquisition to date, expanding the  company’s security product offering while introducing residential security exposure. In February 2014, Anixter announced that it had sold its Fasteners segment, a less differentiated and more competitive business. As a result of these two transactions, the company has a higher growth profile with a stronger economic moat. An economic moat is a perceived competitive advantage that acts as a barrier to entry for other companies in the same industry. This perceived advantage cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations, declining fundamentals or external forces.

COMPETITIVE ADVANTAGE

Anixter’s stock has fallen more than 25% over the past year, primarily driven by copper’s decline from more than $3.25 per pound last summer to less than $2.50 early this year. Historically, Anixter’s profits were closely tied to copper prices. When copper increased, the company was able to charge a higher markup and profits rose. But as the product mix shifted toward the data center and security markets, sales of the most copper-exposed products have declined to roughly 10% of sales. Investors failed to recognize this change in the company’s business and oversold the stock as a result. Longer term, the move in copper has not changed Anixter’s earnings potential, and as we see it, the company’s competitive advantage continues to grow.

At current levels, we believe the stock price undervalues the company’s normalized earnings power and growth potential. As of March 31, 2015, shares traded at $76.13, a 20% discount to our estimate of intrinsic value.

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Hospira, Inc. (NYSE: HSP) 275 N. Field Drive Lake Forest, IL 60045 224.212.2000 | hospira.com

Hospira, Inc. is a diversified health-care company that develops and manufactures generic and branded injectable and biosimilar pharmaceuticals, infusion pumps, and consumable IV sets. These products focus on increasing efficiency and safety for health-care providers and patients. In addition, biosimilar pharmaceuticals and generic injectables offer savings to insurers and patients in this increasingly cost-conscious health-care environment.

LONG -TERM FOCUS

We initiated a position in Hospira during 2008, when the company was underfollowed and poorly understood. We opportunistically built our position over the next 12 months. In 2011, the Food and Drug Administration (FDA) reinspected several Hospira facilities. The company was cited again for improper manufacturing processes. The stock dropped over 45% within an eight-month period. During this time, we approached hospitals and pharmacy workers, competitors, investors, pharmaceutical manufacturers, and distributors in order to reevaluate our previous research conclusions. We also analyzed historical timelines of other manufacturers with similar production issues and reprimands. After considering all potential outcomes, we significantly increased our position based upon our confidence the new management team would turn the company around.

WHAT OTHERS MISSED

As we reassessed the company, in the midst of the stock’s free fall, we uncovered an area—generic biotech drugs—that was underappreciated by investors due to short-term focus on quality issues. Biosimilar pharmaceuticals resemble  already-approved biological medications. Since Hospira develops and manufacturers these pharmaceuticals internationally, investors were not seeing the potential market for these drugs in the United States. As with traditional pills, the goal of a generic biotech is lower costs with similar patient outcomes. We were confident these products would begin to enter the United States. Then, in March 2015, the FDA approved its first biosimilar.

NEW MANAGEMENT STRATEGY

Over the past few years, the FDA has reprimanded many manufacturers of injectables for poor manufacturing processes, and Hospira was among these. The company quickly took action by naming Mike Ball as the new Chief Executive Officer. His initial primary focus was to return the company to the high-level quality its customers had come to expect. To correct the issues, Hospira heavily invested in consultants, maintenance infrastructure and a new facility in India. While working closely with the FDA, earnings results abruptly decreased. Although the company is not out of the woods yet, it has made significant progress with quality enhancements. As a direct reflection of these improvements, Hospira’s profits and sales have begun to increase.

SLOW AND STEADY WINS THE RACE

Throughout the stock’s ups and downs over our 6-year holding time frame, we never lost our focus on Hospira’s long-term growth. When investors were fearful, we aggressively purchased more shares. In February 2015, our thesis was confirmed when Pfizer announced its acquisition of Hospira for $90 per share. Since the stock was trading close to deal price, we sold our position.

22	ARIELINVESTMENTS.COM

Viacom (NASDAQ: VIA.B) 1515 Broadway New York, NY 10036 212.258.6000 | viacom.com

Viacom is a global entertainment content company operating a stable of highly valued cable networks that deliver high-quality music, comedy, and general entertainment for families and children. Viacom’s cable channels include, Nickelodeon (Nick Jr., TeenNick, Nicktoons, Nick at Nite), MTV, BET, Comedy Central, VH1, Spike, and TV Land, among others. Viacom also owns Paramount Pictures, a producer and distributor of filmed entertainment, with a library of more than 3,400 motion pictures, including Breakfast at Tiffany’s, It’s a Wonderful Life, as well as The Godfather, Indiana Jones, and the Star Trek series.

Over the last 12 months, Viacom shares have underperformed the S&P 500 due to struggles with declining ratings, primarily at its flagship Nickelodeon and MTV franchises. Additionally, the shares have been weighted down by fears of deteriorating economics, as media distribution becomes increasingly fragmented. In the most recent quarter, Viacom’s domestic advertising revenues fell 6% while overall advertising revenues increased 3%. According to one sell-side firm, Nickelodeon and MTV ratings were down more than 20%. Viacom has begun to reinvest aggressively in new programming to avoid further audience erosion. Moreover, in an effort to reach the approximate 10 million broadband-only households that do not subscribe to pay television, Viacom announced its Nickelodeon group would launch a subscription video service this spring. With audience fragmentation and technology disrupting the traditional media business model, we believe Viacom will be successful in its attempts to find new ways to monetize its viewing across various platforms.

A VALUABLE FRANCHISE

We recognize Viacom as an owner of a portfolio of valuable cable networks along with a leading movie production  franchise. The company’s cable brands enjoy high market share in their categories among their target demographics. Recurring monthly affiliate fees from cable, satellite and telecom distributors offer investors stable and increasing revenue to complement Viacom’s more cyclical advertising revenues. Today, more than one third of Viacom’s revenues come from these recurring revenue streams.

CHANGING MEDIA CONSUMPTION PATTERNS

We acknowledge investor concerns regarding changing media consumption patterns and technology platforms on the cable business model. A change in cable provider structure to tiering or a la carte could reduce the number of subscribers at Viacom’s networks and its economics. Viacom CEO Philippe Dauman remains adamant about only supplying content to video streaming sites where the company is paid as much as with traditional distribution arrangements. We remain confident Viacom and several of its cable networks will remain dominant in their targeted demographic regardless of how consumers pay to view its popular content.

AGGRESSIVE RETURN OF CAPITAL

Viacom has been very aggressive in returning capital to its shareholders through share repurchases and dividends. Since fiscal year 2011, Viacom has spent slightly more than $14 billion to repurchase 236 million shares. During this period, Viacom’s total shares outstanding shrunk 33%. We expect Viacom will continue to aggressively reduce its float as the company believes its stock is significantly undervalued. We view the recent weakness in Viacom’s shares as an attractive buying opportunity for long-term, patient investors. At March 31, 2015, the shares traded at $68.30, or a 21% discount to our estimated private market value of $87.

800.292.7435	23

Ariel Fund statistical summary	(UNAUDITED)

			52-week range		Earnings per share			P/E calendar
					2013	2014	2015	2013	2014	2015	Market
	Ticker	Price			actual	actual	estimated	actual	actual	estimated	cap.
Company	symbol	03/31/15	Low	High	calendar	calendar	calendar	P/E	P/E	P/E	($MM)
Contango Oil & Gas Co.	MCF	22.00	20.25	49.28	2.56	(1.15)	(2.22)	8.6	NM	NM	421
Blount Intl, Inc.	BLT	12.88	10.84	17.97	0.84	1.10	1.07	15.3	11.7	12.0	630
International Speedway Corp.	ISCA	32.61	28.09	35.32	1.30	1.51	1.41	25.1	21.6	23.1	868
MTS Systems Corp.	MTSC	75.65	56.87	77.39	3.83	3.55	4.09	19.8	21.3	18.5	1,136
Brady Corp.	BRC	28.29	20.98	30.86	1.96	1.65	1.87	14.4	17.1	15.1	1,351
Simpson Manufacturing Co., Inc.	SSD	37.37	28.80	38.20	1.17	1.47	1.66	31.9	25.4	22.5	1,842
Bristow Group Inc.	BRS	54.45	50.80	81.60	3.78	4.44	4.31	14.4	12.3	12.6	1,892
U.S. Silica Holdings, Inc.	SLCA	35.61	22.71	73.43	1.41	2.23	2.04	25.3	16.0	17.5	1,900
Meredith Corp.	MDP	55.77	41.95	57.22	3.03	3.28	3.50	18.4	17.0	15.9	2,077
Littelfuse, Inc.	LFUS	99.39	78.68	103.08	4.58	5.09	5.27	21.7	19.5	18.9	2,262
Anixter Intl Inc.	AXE	76.13	73.34	105.84	6.25	6.09	5.33	12.2	12.5	14.3	2,502
Kennametal Inc.	KMT	33.69	27.63	49.24	2.64	2.57	2.03	12.8	13.1	16.6	2,667
Fair Isaac Corp.	FICO	88.72	50.49	89.42	2.90	3.10	3.53	30.6	28.6	25.1	2,788
Sotheby’s	BID	42.26	34.74	45.41	1.88	2.05	2.51	22.5	20.6	16.8	2,930
Janus Capital Group Inc.	JNS	17.19	10.13	18.81	0.71	0.84	1.13	24.2	20.5	15.2	3,219
Bio-Rad Laboratories, Inc.	BIO	135.18	102.71	137.23	5.29	5.23	5.73	25.6	25.8	23.6	3,242
Charles River Laboratories Intl, Inc.	CRL	79.29	49.60	84.69	2.93	3.46	3.71	27.1	22.9	21.4	3,752
First American Financial Corp.	FAF	35.68	25.45	37.75	1.72	2.01	2.50	20.7	17.8	14.3	3,846
Dun & Bradstreet Corp.	DNB	128.36	98.01	137.25	7.87	7.72	7.78	16.3	16.6	16.5	4,625
Graham Holdings Co.	GHC	1,049.63	645.93	1,098.94	33.64	43.29	45.95	31.2	24.2	22.8	5,095
Madison Square Garden Co.	MSG	84.65	48.16	87.27	1.73	1.40	2.23	48.9	60.5	38.0	5,353
IDEX Corp.	IEX	75.83	65.91	81.82	3.43	3.78	3.92	22.1	20.1	19.3	5,932
Lazard Ltd	LAZ	52.59	43.12	55.50	2.01	3.20	3.53	26.2	16.4	14.9	6,824
JLL	JLL	170.40	112.57	170.85	6.45	8.84	9.41	26.4	19.3	18.1	7,640
Gannett Co., Inc.	GCI	37.08	25.53	37.29	2.13	2.98	2.89	17.4	12.4	12.8	8,447
Snap-on Inc.	SNA	147.06	108.82	148.41	5.88	6.94	7.84	25.0	21.2	18.8	8,577
Interpublic Group of Cos., Inc.	IPG	22.12	16.14	22.69	0.88	1.07	1.24	25.1	20.7	17.8	9,121
KKR & Co. L.P.	KKR	22.81	18.84	25.58	2.99	1.84	2.50	7.6	12.4	9.1	9,889
Newell Rubbermaid Inc.	NWL	39.07	28.27	40.37	1.83	2.00	2.20	21.3	19.5	17.8	10,490
Western Union Co.	WU	20.81	14.60	20.87	1.52	1.70	1.72	13.7	12.2	12.1	10,851
Laboratory Corp. of America Holdings	LH	126.09	95.12	131.19	6.95	6.80	7.61	18.1	18.5	16.6	12,647
CBRE Group, Inc.	CBG	38.71	25.84	38.99	1.59	1.94	2.15	24.3	20.0	18.0	12,891
Mohawk Industries, Inc.	MHK	185.75	120.37	188.29	6.84	8.42	9.87	27.2	22.1	18.8	13,561
J.M. Smucker Co.	SJM	115.73	94.12	117.65	6.18	6.14	6.53	18.7	18.8	17.7	13,849
Royal Caribbean Cruises Ltd.	RCL	81.85	49.65	85.56	2.39	3.47	4.64	34.2	23.6	17.6	17,998

Note: Holdings are as of March 31, 2015. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of March 31, 2015 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and March 31, 2015 stock price.  NM = Not Meaningful.

24	ARIELINVESTMENTS.COM

Ariel Appreciation Fund statistical summary	(UNAUDITED)

			52-week range		Earnings per share			P/E calendar
					2013	2014	2015	2013	2014	2015	Market
	Ticker	Price			actual	actual	estimated	actual	actual	estimated	cap.
Company	symbol	03/31/15	Low	High	calendar	calendar	calendar	P/E	P/E	P/E	($MM)
Contango Oil & Gas Co.	MCF	22.00	20.25	49.28	2.56	(1.15)	(2.22)	8.6	NM	NM	421
International Speedway Corp.	ISCA	32.61	28.09	35.32	1.30	1.51	1.41	25.1	21.6	23.1	868
Bristow Group Inc.	BRS	54.45	50.80	81.60	3.78	4.44	4.31	14.4	12.3	12.6	1,892
Anixter Intl Inc.	AXE	76.13	73.34	105.84	6.25	6.09	5.33	12.2	12.5	14.3	2,502
Kennametal Inc.	KMT	33.69	27.63	49.24	2.64	2.57	2.03	12.8	13.1	16.6	2,667
Sotheby's	BID	42.26	34.74	45.41	1.88	2.05	2.51	22.5	20.6	16.8	2,930
Janus Capital Group Inc.	JNS	17.19	10.13	18.81	0.71	0.84	1.13	24.2	20.5	15.2	3,219
Bio-Rad Laboratories, Inc.	BIO	135.18	102.71	137.23	5.29	5.23	5.73	25.6	25.8	23.6	3,242
First American Financial Corp.	FAF	35.68	25.45	37.75	1.72	2.01	2.50	20.7	17.8	14.3	3,846
Madison Square Garden Co.	MSG	84.65	48.16	87.27	1.73	1.40	2.23	48.9	60.5	38.0	5,353
Lazard Ltd	LAZ	52.59	43.12	55.50	2.01	3.20	3.53	26.2	16.4	14.9	6,824
JLL	JLL	170.40	112.57	170.85	6.45	8.84	9.41	26.4	19.3	18.1	7,640
Gannett Co., Inc.	GCI	37.08	25.53	37.29	2.13	2.98	2.89	17.4	12.4	12.8	8,447
Snap-on Inc.	SNA	147.06	108.82	148.41	5.88	6.94	7.84	25.0	21.2	18.8	8,577
Interpublic Group of Cos., Inc.	IPG	22.12	16.14	22.69	0.88	1.07	1.24	25.1	20.7	17.8	9,121
Towers Watson	TW	132.19	98.10	135.50	5.70	5.92	6.28	23.2	22.3	21.0	9,196
KKR & Co. L.P.	KKR	22.81	18.84	25.58	2.99	1.84	2.50	7.6	12.4	9.1	9,889
Newell Rubbermaid Inc.	NWL	39.07	28.27	40.37	1.83	2.00	2.20	21.3	19.5	17.8	10,490
Western Union Co.	WU	20.81	14.60	20.87	1.52	1.70	1.72	13.7	12.2	12.1	10,851
Tiffany & Co.	TIF	88.01	82.64	110.60	3.73	4.20	4.24	23.6	21.0	20.8	11,367
Coach, Inc.	COH	41.43	32.72	50.86	3.38	2.49	1.96	12.3	16.6	21.1	11,428
Laboratory Corp. of America Holdings	LH	126.09	95.12	131.19	6.95	6.80	7.61	18.1	18.5	16.6	12,647
CBRE Group, Inc.	CBG	38.71	25.84	38.99	1.59	1.94	2.15	24.3	20.0	18.0	12,891
J.M. Smucker Co.	SJM	115.73	94.12	117.65	6.18	6.14	6.53	18.7	18.8	17.7	13,849
Stanley Black & Decker, Inc.	SWK	95.36	75.90	100.44	5.81	6.44	6.85	16.4	14.8	13.9	14,615
Nordstrom, Inc.	JWN	80.32	59.97	83.16	3.74	3.75	3.80	21.5	21.4	21.1	15,293
Northern Trust Corp.	NTRS	69.65	58.30	72.72	3.04	3.41	3.84	22.9	20.4	18.1	16,272
St. Jude Medical, Inc.	STJ	65.40	54.80	71.90	3.96	4.20	4.11	16.5	15.6	15.9	18,320
Omnicom Group Inc.	OMC	77.98	64.03	80.98	4.09	4.43	4.64	19.1	17.6	16.8	19,239
Zimmer Holdings, Inc.	ZMH	117.52	90.48	121.84	6.26	6.57	7.18	18.8	17.9	16.4	19,979
National Oilwell Varco	NOV	49.99	46.08	86.55	5.17	6.07	3.29	9.7	8.2	15.2	20,493
Blackstone Group L.P.	BX	38.89	26.56	39.62	3.07	3.76	4.00	12.7	10.3	9.7	20,740
T. Rowe Price Group, Inc.	TROW	80.98	71.78	88.64	3.90	4.55	4.87	20.8	17.8	16.6	21,101
Viacom, Inc.	VIA.B	68.30	63.11	89.76	4.94	5.58	6.07	13.8	12.2	11.3	24,257
CBS Corp.	CBS	60.63	48.83	65.24	3.15	3.00	3.65	19.2	20.2	16.6	27,856
AFLAC Inc.	AFL	64.01	54.99	64.62	6.18	6.19	6.04	10.4	10.3	10.6	28,062
Franklin Resources, Inc.	BEN	51.32	49.12	59.43	3.50	3.84	3.97	14.7	13.4	12.9	31,912
Illinois Tool Works Inc.	ITW	97.14	79.06	100.14	4.12	4.67	5.20	23.6	20.8	18.7	36,265
Thermo Fisher Scientific Inc.	TMO	134.34	107.33	139.03	5.42	6.96	7.41	24.8	19.3	18.1	53,304

Note: Holdings are as of March 31, 2015. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of March 31, 2015 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and March 31, 2015 stock price.  NM = Not Meaningful.

800.292.7435	25

Ariel Focus Fund statistical summary	(UNAUDITED)

			52-week range		Earnings per share			P/E calendar
					2013	2014	2015	2013	2014	2015	Market
	Ticker	Price			actual	actual	estimated	actual	actual	estimated	cap.
Company	symbol	03/31/15	Low	High	calendar	calendar	calendar	P/E	P/E	P/E	($MM)
Hanger, Inc.	HGR	22.69	18.25	35.41	2.08	1.75	1.89	10.9	13.0	12.0	801
Pier 1 Imports, Inc.	PIR	13.98	11.38	19.39	1.01	0.84	0.84	13.8	16.6	16.6	1,258
Apollo Education Group, Inc.	APOL	18.92	18.81	35.23	3.19	2.26	1.23	5.9	8.4	15.4	2,028
Anixter Intl Inc.	AXE	76.13	73.34	105.84	6.25	6.09	5.33	12.2	12.5	14.3	2,502
Kennametal Inc.	KMT	33.69	27.63	49.24	2.64	2.57	2.03	12.8	13.1	16.6	2,667
Bio-Rad Laboratories, Inc.	BIO	135.18	102.71	137.23	5.29	5.23	5.73	25.6	25.8	23.6	3,242
Chesapeake Energy Corp.	CHK	14.16	13.38	31.49	1.50	1.49	(0.18)	9.4	9.5	NM	9,417
Newell Rubbermaid Inc.	NWL	39.07	28.27	40.37	1.83	2.00	2.20	21.3	19.5	17.8	10,490
Western Union Co.	WU	20.81	14.60	20.87	1.52	1.70	1.72	13.7	12.2	12.1	10,851
Laboratory Corp. of America Holdings	LH	126.09	95.12	131.19	6.95	6.80	7.61	18.1	18.5	16.6	12,647
Barrick Gold Corp.	ABX	10.96	10.04	19.49	2.51	0.68	0.55	4.4	16.1	19.9	12,765
Bed Bath & Beyond Inc.	BBBY	76.78	54.96	79.64	4.79	5.07	5.28	16.0	15.1	14.5	13,343
Stanley Black & Decker, Inc.	SWK	95.36	75.90	100.44	5.81	6.44	6.85	16.4	14.8	13.9	14,615
Mosaic Co.	MOS	46.06	40.32	53.83	2.77	2.63	3.35	16.6	17.5	13.7	16,493
St. Jude Medical, Inc.	STJ	65.40	54.80	71.90	3.96	4.20	4.11	16.5	15.6	15.9	18,320
Zimmer Holdings, Inc.	ZMH	117.52	90.48	121.84	6.26	6.57	7.18	18.8	17.9	16.4	19,979
National Oilwell Varco	NOV	49.99	46.08	86.55	5.17	6.07	3.29	9.7	8.2	15.2	20,493
Apache Corp.	APA	60.33	54.34	104.57	7.92	5.94	(1.54)	7.6	10.2	NM	22,734
Baxter Intl Inc.	BAX	68.50	65.95	77.31	4.86	4.90	4.40	14.1	14.0	15.6	37,232
Bank of New York Mellon Corp.	BK	40.24	32.66	41.79	2.24	2.39	2.71	18.0	16.8	14.8	44,853
Lockheed Martin Corp.	LMT	202.96	153.54	207.06	10.64	10.73	11.00	19.1	18.9	18.5	64,193
Morgan Stanley	MS	35.69	28.31	39.19	1.96	2.24	2.99	18.2	15.9	11.9	69,860
Goldman Sachs Group, Inc.	GS	187.97	151.65	198.06	15.46	17.07	18.90	12.2	11.0	9.9	84,756
CVS Health Corp.	CVS	103.21	72.37	105.46	4.00	4.49	5.16	25.8	23.0	20.0	117,171
International Business Machines Corp.	IBM	160.50	149.52	199.21	16.28	16.53	15.89	9.9	9.7	10.1	158,093
Oracle Corp.	ORCL	43.15	35.82	46.71	2.79	2.87	2.96	15.5	15.0	14.6	188,439
JPMorgan Chase & Co.	JPM	60.58	52.97	63.49	4.35	5.29	5.81	13.9	11.5	10.4	225,861
Johnson & Johnson	JNJ	100.60	95.10	109.49	5.84	6.29	6.26	17.2	16.0	16.1	279,724
Microsoft Corp.	MSFT	40.66	38.51	50.05	2.63	2.57	2.69	15.5	15.8	15.1	329,834
Exxon Mobil Corp.	XOM	85.00	82.68	104.76	7.37	6.98	3.72	11.5	12.2	22.8	356,549

Note: Holdings are as of March 31, 2015. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of March 31, 2015 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and March 31, 2015 stock price.  NM = Not Meaningful.

26	ARIELINVESTMENTS.COM

Ariel Fund schedule of investments	03/31/15 (UNAUDITED)

Number of shares	Common stocks — 88.62%	Value
	Consumer discretionary & services—24.57%
2,305,921	Gannett Co., Inc.	$85,503,551
2,597,596	International Speedway Corp., Class A	84,707,606
3,415,066	Interpublic Group of Cos., Inc.	75,541,260
863,340	Royal Caribbean Cruises Ltd.	70,664,379
1,786,754	Newell Rubbermaid Inc.	69,808,479
366,304	Mohawk Industries, Inc.(a)	68,040,968
1,145,908	Meredith Corp.	63,907,289
577,274	Madison Square Garden Co., Class A(a)	48,866,244
1,076,165	Sotheby’s	45,478,733
19,883	Graham Holdings Co., Class B	20,869,793
		633,388,302
	Consumer staples—3.41%
758,445	J.M. Smucker Co.	87,774,840

	Energy—1.63%
1,909,817	Contango Oil & Gas Co(a)(b)	42,015,974

	Financial services—26.34%
2,128,603	Lazard Ltd, Class A	111,943,232
3,693,339	KKR & Co. L.P.	84,245,063
2,120,553	CBRE Group, Inc., Class A(a)	82,086,607
461,299	JLL	78,605,350
3,680,155	Western Union Co.	76,584,026
561,678	Dun & Bradstreet Corp.	72,096,988
1,986,288	First American Financial Corp.	70,870,756
3,351,416	Janus Capital Group Inc.	57,610,841
506,358	Fair Isaac Corp.	44,924,082
		678,966,945
	Health care—7.75%
549,100	Laboratory Corp. of America Holdings(a)	69,236,019
860,926	Charles River Laboratories Intl, Inc.(a)	68,262,823
460,583	Bio-Rad Laboratories, Inc., Class A(a)	62,261,610
		199,760,452
	Materials & processing—4.69%
1,785,997	Simpson Manufacturing Co., Inc.	66,742,708
1,522,082	U.S. Silica Holdings, Inc.	54,201,340
		120,944,048

800.292.7435	27

Ariel Fund schedule of investments (continued)	03/31/15 (UNAUDITED)

Number of shares	Common stocks — 88.62%	Value
	Producer durables—17.17%
2,510,041	Kennametal Inc.	$84,563,281
2,797,362	Brady Corp., Class A	79,137,371
1,395,260	Bristow Group Inc.	75,971,907
792,516	MTS Systems Corp.(b)	59,953,835
3,951,626	Blount Intl, Inc.(a)(b)	50,896,943
335,613	Snap-on Inc.	49,355,248
362,266	Littelfuse, Inc.	36,005,618
89,576	IDEX Corp.	6,792,548
		442,676,751
	Technology—3.06%
1,037,403	Anixter Intl Inc.(a)	78,977,490

	Total common stocks (Cost $1,342,757,550)	2,284,504,802

Principal amount	Repurchase agreement —4.88%	Value
$125,838,754	Fixed Income Clearing Corporation, 0.00%, dated 03/31/2015, due 04/01/2015, repurchase price
	$125,838,754, (collaterized by U.S. Treasury Note, value $123,381,844, 2.63%, due 11/15/2020;
	U.S. Treasury Note, value $4,976,594, 1.75%, due 10/31/2020) (Cost $125,838,754)	$125,838,754
	Total Investments—93.50% (Cost $1,468,596,304)	2,410,343,556
	Cash, Other Assets less Liabilities—6.50%	167,608,197
	Net Assets—100.00%	$2,577,951,753

(a)Non-income producing.
(b)Affiliated company (See Note Six).
A category may contain multiple industries as defined by the Global Industry Classification Standards.
The accompanying notes are an integral part of the financial statements.

28	ARIELINVESTMENTS.COM

Ariel Appreciation Fund schedule of investments	03/31/15 (UNAUDITED)

Number of shares	Common stocks — 95.25%	Value
	Consumer discretionary & services—24.48%
3,422,230	Interpublic Group of Cos., Inc.	$75,699,728
912,400	Omnicom Group Inc.	71,148,952
1,155,700	CBS Corp., Class B	70,070,091
1,577,656	International Speedway Corp., Class A	51,447,362
684,700	Viacom, Inc., Class B	46,765,010
528,600	Nordstrom, Inc.	42,457,152
988,700	Newell Rubbermaid Inc.	38,628,509
847,500	Gannett Co., Inc.	31,425,300
556,900	Sotheby’s	23,534,594
262,100	Madison Square Garden Co., Class A(a)	22,186,765
531,705	Coach, Inc.	22,028,538
241,400	Tiffany & Co.	21,245,614
		516,637,615
	Consumer staples—3.63%
662,275	J.M. Smucker Co.	76,645,086

	Energy—2.42%
762,400	National Oilwell Varco	38,112,376
586,482	Contango Oil & Gas Co.(a)	12,902,604
		51,014,980
	Financial services—32.30%
4,674,900	Western Union Co.	97,284,669
2,391,800	First American Financial Corp.	85,339,424
1,265,500	AFLAC Inc.	81,004,655
1,476,520	Lazard Ltd, Class A	77,650,187
1,025,500	Northern Trust Corp.	71,426,075
1,248,300	Franklin Resources, Inc.	64,062,756
366,400	JLL	62,434,560
901,200	Blackstone Group L.P.	35,047,668
1,516,168	KKR & Co. L.P.	34,583,792
790,150	CBRE Group, Inc., Class A(a)	30,586,707
311,500	T. Rowe Price Group, Inc.	25,225,270
1,002,942	Janus Capital Group Inc.	17,240,573
		681,886,336
	Health care—12.73%
664,200	Zimmer Holdings, Inc.	78,056,784
443,200	Laboratory Corp. of America Holdings(a)	55,883,088
817,300	St. Jude Medical, Inc.	53,451,420
389,754	Thermo Fisher Scientific Inc.	52,359,552
214,725	Bio-Rad Laboratories, Inc., Class A(a)	29,026,526
		268,777,370

800.292.7435	29

Ariel Appreciation Fund schedule of investments (continued)	03/31/15 (UNAUDITED)

Number of shares	Common stocks — 95.25%	Value
	Producer durables—18.43%
1,026,599	Stanley Black & Decker, Inc.	$97,896,481
2,590,400	Kennametal Inc.	87,270,576
1,368,518	Bristow Group Inc.	74,515,805
610,950	Illinois Tool Works Inc.	59,347,683
332,100	Snap-on Inc.	48,838,626
160,500	Towers Watson, Class A	21,215,693
		389,084,864
	Technology—1.26%
349,500	Anixter Intl Inc.(a)	26,607,435

	Total common stocks (Cost $1,185,627,262)	2,010,653,686

Principal amount	Repurchase agreement — 4.72%	Value
$99,680,274	Fixed Income Clearing Corporation, 0.00%, dated 03/31/2015, due 04/01/2015, repurchase price
	$99,680,274, (collaterized by U.S. Treasury Note, value $101,676,344, 1.75%, due 10/31/2020)
	(Cost $99,680,274)	$99,680,274
	Total Investments—99.97% (Cost $1,285,307,536)	2,110,333,960
	Other Assets less Liabilities—0.03%	589,028
	Net Assets—100.00%	$2,110,922,988

(a) Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
The accompanying notes are an integral part of the financial statements.

30	ARIELINVESTMENTS.COM

Ariel Focus Fund schedule of investments	03/31/15 (UNAUDITED)

Number of shares	Common stocks —98.54%	Value
	Consumer discretionary & services—11.79%
64,800	Newell Rubbermaid Inc.	$2,531,736
30,000	Bed Bath & Beyond Inc.(a)	2,303,250
152,000	Pier 1 Imports, Inc.	2,124,960
38,500	Apollo Education Group, Inc., Class A(a)	728,420
		7,688,366
	Consumer staples—4.56%
28,800	CVS Health Corp.	2,972,448

	Energy—11.82%
56,000	National Oilwell Varco	2,799,440
29,700	Exxon Mobil Corp.	2,524,500
21,500	Apache Corp.	1,297,095
76,500	Chesapeake Energy Corp.	1,083,240
		7,704,275
	Financial services—17.90%
193,000	Western Union Co.	4,016,330
11,900	Goldman Sachs Group, Inc.	2,236,843
56,250	Morgan Stanley	2,007,563
29,000	JPMorgan Chase & Co.	1,756,820
41,100	Bank of New York Mellon Corp.	1,653,864
		11,671,420
	Health care—17.89%
19,800	Laboratory Corp. of America Holdings(a)	2,496,582
19,600	Zimmer Holdings, Inc.	2,303,392
21,900	Johnson & Johnson	2,203,140
72,300	Hanger, Inc.(a)	1,640,487
22,200	Baxter Intl Inc.	1,520,700
12,600	St. Jude Medical, Inc.	824,040
5,000	Bio-Rad Laboratories, Inc.(a)	675,900
		11,664,241
	Materials & processing—6.19%
57,300	Mosiac Co.	2,639,238
127,482	Barrick Gold Corp.	1,397,203
		4,036,441
	Producer durables—14.09%
40,700	Stanley Black & Decker, Inc.	3,881,152
16,100	Lockheed Martin Corp.	3,267,656
60,400	Kennametal Inc.	2,034,876
		9,183,684
	Technology—14.30%
78,000	Oracle Corp.	3,365,700
18,900	International Business Machines Corp.	3,033,450
39,600	Microsoft Corp.	1,609,938
17,200	Anixter Intl Inc.(a)	1,309,436
		9,318,524
	Total common stocks (Cost $53,504,162)	64,239,399

Principal amount	Repurchase agreement — 1.89%	Value
$1,235,666	Fixed Income Clearing Corporation, 0.00%, dated 03/31/2015, due 04/01/2015, repurchase price $1,235,666,
	(collaterized by U.S. Treasury Note, value $1,263,250, 1.75%, due 10/31/2020) (Cost $1,235,666)	$1,235,666
	Total Investments—100.43% (Cost $54,739,828)	65,475,065
	Liabilities less Other Assets—(0.43)%	(281,080)
	Net Assets — 100.00%	$65,193,985

(a)Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
The accompanying notes are an integral part of the financial statements.

800.292.7435	31

Ariel Discovery Fund schedule of investments

Number of shares	Common stocks — 98.70%	Value
	Consumer discretionary & services—15.97%
277,000	Century Casinos, Inc.(a)	$1,509,650
84,863	XO Group Inc.(a)	1,499,529
41,800	International Speedway Corp., Class A	1,363,098
177,955	Rosetta Stone Inc.(a)	1,354,238
39,900	Superior Industries Intl, Inc.	755,307
		6,481,822
	Energy—7.22%
75,254	Contango Oil & Gas Co.(a)	1,655,588
58,700	Gulf Island Fabrication, Inc.	872,282
87,700	Mitcham Industries, Inc.(a)	403,420
		2,931,290
	Financial services—16.99%
483,383	Cowen Group, Inc., Class A(a)	2,513,592
36,852	Capital Southwest Corp.	1,710,670
33,500	First American Financial Corp.	1,195,280
59,665	AV Homes, Inc.(a)	952,253
16,700	MB Financial, Inc.	522,877
		6,894,672
	Health care—4.97%
120,055	POZEN Inc.(a)	926,825
95,000	Kindred Biosciences, Inc.(a)	678,300
437,800	Vical Inc.(a)	413,677
		2,018,802
	Materials & processing—10.69%
1,336,494	Rentech, Inc.(a)	1,496,873
95,342	Landec Corp.(a)	1,330,021
268,391	Orion Energy Systems, Inc.(a)	842,748
17,973	Simpson Manufacturing Co., Inc.	671,651
		4,341,293
	Producer durables—10.55%
159,700	Furmanite Corp.(a)	1,260,033
224,425	Spartan Motors Inc.	1,088,461
20,539	Team, Inc.(a)	800,610
150,730	Erickson Inc.(a)	651,154
17,500	Brink’s Co.	483,525
		4,283,783
	Technology—21.12%
260,600	RealNetworks, Inc.(a)	1,753,838
350,900	Imation Corp.(a)	1,414,127
174,780	PCTEL, Inc.	1,398,240
253,500	Rubicon Technology, Inc.(a)	998,790
82,900	Brooks Automation, Inc.	964,127
96,115	Telenav Inc.(a)	761,231
93,540	Sigma Designs, Inc.(a)	751,126
67,500	SeaChange Intl, Inc.(a)	529,875
		8,571,354

32	ARIELINVESTMENTS.COM

03/31/15 (UNAUDITED)

Number of shares	Common stocks — 98.70%	Value
	Utilities—11.19%
416,912	ORBCOMM, Inc.(a)	$2,488,965
1,578,912	Pendrell Corp.(a)	2,052,586
		4,541,551
	Total common stocks (Cost $42,426,501)	40,064,567

Principal amount	Repurchase agreement — 1.12%	Value
$456,019	Fixed Income Clearing Corporation, 0.00%, dated 03/31/2015, due 04/01/2015, repurchase price $456,019,
	(collaterized by U.S. Treasury Note, value $468,625, 1.75%, due 10/31/2020) (Cost $456,019)	$456,019
	Total Investments—99.82% (Cost $42,882,520)	40,520,586
	Other Assets less Liabilities—0.18%	72,921
	Net Assets — 100.00%	$40,593,507

(a)Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
The accompanying notes are an integral part of the financial statements.

800.292.7435	33

Ariel International Fund schedule of investments

Number of shares	Common stocks — 92.35%	Value
	Austria—0.61%
1,910	Vienna Insurance Group	$84,614

	Canada—0.98%
4,032	Rogers Communications Inc.	134,978

	China—6.78%
9,562	China Mobile Ltd. ADR	621,817
979	Baidu, Inc. ADR(a)	204,024
7,500	China Mobile Ltd.	97,709
10,000	Lenovo Group Ltd	14,576
		938,126
	Denmark—0.08%
278	Vestas Wind Systems AS	11,518

	Finland—4.05%
62,101	Nokia Corp. ADR	470,726
6,962	Nokia Corp.	53,225
1,216	Nokian Renkaat Corp.	36,414
		560,365
	France—4.42%
3,520	BNP Paribas SA	214,111
1,502	Michelin (CGDE)	149,568
1,707	Technip SA	103,464
2,002	Eutelsat Communications	66,377
360	L’Air Liquide SA	46,373
990	Societe Television Francaise 1	17,564
134	Euler Hermes Group	14,279
		611,736
	Germany—14.00%
9,751	Deutsche Boerse AG	797,471
11,592	Dialog Semiconductor plc(a)	524,311
75,168	Telefonica Deutschland GmgH & Co.	434,512
1,907	SAP SE	138,470
941	Deutsche Post AG	29,439
156	Beiersdorf AG	13,570
		1,937,773
	Hong Kong—0.61%
20,585	Yue Yuen Industrial Holdings Ltd.	73,151
12,000	Li & Fung Ltd	11,717
		84,868
	Ireland—2.71%
5,613	Ryanair Holdings plc ADR(a)	374,780

	Israel—0.81%
25,196	Bank Leumi Le-Israel BM(a)	93,520
1,890	Mizrahi Tefahot Bank LTD(a)	19,188
		112,708

34	ARIELINVESTMENTS.COM

03/31/15 (UNAUDITED)

Number of shares	Common stocks — 92.35%	Value
	Italy—1.82%
30,109	Mediaset SpA	$137,722
13,794	Snam SpA	67,041
1,062	DiaSorin SpA	46,739
		251,502
	Japan—17.45%
10,100	Canon Inc.	357,734
2,400	Nintendo Co., Ltd.	353,692
3,400	Shimamura Co., Ltd.	315,237
4,400	Toyota Motor Corp.	307,543
2,200	Daito Trust Construction Co., Ltd.	246,258
29,600	Anritsu Corp.	207,065
15,300	Nikon Corp.	205,386
4,200	Japan Tobacco Inc.	133,090
2,100	OBIC Co., Ltd.	89,298
1,700	Denso Corp.	77,718
900	Tokyo Electron Ltd.	62,899
4,000	Shizouka Bank Ltd.	40,022
532	Canon Inc. ADR	18,817
		2,414,759
	Luxembourg—0.38%
283	RTL Group(b)	27,274
268	RTL Group(c)	25,779
		53,053
	Macau—0.16%
10,000	Wynn Macau Ltd.	21,696

	Netherlands—5.59%
36,676	Ahold N.V.	723,648
629	Gemalto N.V.	50,164
		773,812
	Portugal—0.07%
790	Jeronimo Martins SGPS SA	9,939

	Singapore—0.50%
4,100	United Overseas Bank Ltd.	68,714

	Spain—0.90%
1,682	Tecnicas Reunidas SA	70,715
11,012	Banco Popular Español SA	53,970
		124,685
	Sweden—0.48%
1,629	H&M Hennes & Mauritz AB, Class B	66,108

800.292.7435	35

Ariel International Fund schedule of investments (continued)	03/31/15 (UNAUDITED)

Number of shares	Common stocks — 92.35%	Value
	Switzerland—8.69%
1,942	Roche Holding AG	$535,759
769	Swisscom AG	446,697
4,123	UBS Group	77,725
194	Zurich Insurance Group Ltd	65,738
71	Banque Cantonale Vaudoise	40,768
471	Nestle SA	35,575
		1,202,262
	United Kingdom—17.49%
13,249	GlaxoSmithKline plc ADR	611,441
5,278	Reckitt Benckiser Group plc	454,104
45,039	HSBC Holdings plc	383,494
4,675	Royal Dutch Shell plc ADR	278,864
6,200	GlaxoSmithKline plc	142,187
21,851	British Telecom Group plc	141,972
1,176	British American Tobacco plc ADR	122,034
2,045	Royal Dutch Shell plc, Class A	60,914
7,982	Countrywide plc	60,860
3,283	IG Group Holdings plc	34,528
4,643	Sage Group plc	32,144
454	BT Group plc ADR	29,587
1,344	IMI plc	25,420
568	HSBC Holdings plc ADR	24,191
680	Diageo plc	18,757
		2,420,497
	United States—3.77%
2,954	Philip Morris Intl, Inc.	222,525
1,312	Core Laboratories N.V.	137,091
974	Harman Intl Industries, Inc.	130,156
2,469	Ruckus Wireless, Inc.(a)	31,776
		521,548
	Total common stocks (Cost $11,294,832)	12,780,041

Number of shares	Investment companies—0.83%	Value
	Exchange Traded Funds—0.83%
2,896	Vanguard MSCI EAFE ETF	$115,348
	Total investment companies (Cost $88,905)	$115,348
Principal amount	Repurchase agreement — 1.94%	Value
$268,646	Fixed Income Clearing Corporation, 0.00%, dated 03/31/2015, due 04/01/2015, repurchase price $268,646, (collaterized by U.S. Treasury Note, value $275,063, 1.75%, due 10/31/2020) (Cost $268,646)	$268,646
	Total Investments—95.12% (Cost $11,652,383)	13,164,035
	Cash, Other Assets less Liabilities—4.88%	674,699
	Net Assets—100.00%	$13,838,734

(a)Non-income producing.
(b)This security was purchased through more than one stock exchange and this line represents shares purchased through Xetra.
(c) This security was purchased through more than one stock exchange and this line represents shares purchased through Euronext Brussels.
ADR American Depositary Receipt
The accompanying notes are an integral part of the financial statements.

36	ARIELINVESTMENTS.COM

Ariel Global Fund schedule of investments	03/31/15 (UNAUDITED)

Number of shares	Common stocks — 92.00%	Value
	Brazil—0.66%
19,451	Itau Unibanco Holding SA ADR	$215,128
22,338	Souza Cruz SA	177,777
		392,905
	Canada—0.73%
12,977	Rogers Communications Inc.	434,428

	Chile—1.28%
35,471	Banco Santander-Chile ADR	769,011

	China—8.14%
160,000	China Mobile Ltd.	2,084,449
7,906	Baidu, Inc. ADR(a)	1,647,610
17,000	China Mobile Ltd. ADR	1,105,510
22,000	Lenovo Group Ltd	32,066
		4,869,635
	Finland—1.46%
72,459	Nokia Corp. ADR	549,239
34,994	Nokia Corp.	267,530
1,836	Nokian Renkaat Corp.	54,980
		871,749
	France—2.08%
4,849	Michelin (CGDE)	482,858
7,553	BNP Paribas SA	459,426
4,949	Technip SA	299,968
		1,242,252
	Germany—5.60%
22,764	Deutsche Boerse AG	1,861,720
152,833	Telefonica Deutschland GmgH	883,458
13,476	Dialog Semiconductor plc(a)	609,525
		3,354,703
	Hong Kong—0.27%
37,500	Yue Yuen Industrial Holdings Ltd.	133,261
30,000	Li & Fung Ltd	29,293
		162,554
	Ireland—0.21%
1,875	Ryanair Holdings plc ADR(a)	125,194

	Israel—0.16%
25,721	Bank Leumi Le-Israel BM(a)	95,469

	Italy—0.27%
35,638	Mediaset SpA	163,012

800.292.7435	37

Ariel Global Fund schedule of investments (continued)

Number of shares	Common stocks — 92.00%	Value
	Japan—8.03%
5,050	Nintendo Co., Ltd.	$744,226
18,600	Canon Inc.	658,797
6,700	Shimamura Co., Ltd.	621,203
5,400	Daito Trust Construction Co., Ltd.	604,452
44,400	Nikon Corp.	596,023
8,000	Toyota Motor Corp.	559,170
15,100	Japan Tobacco Inc.	478,489
1,155	Toyota Motor Corp. ADR	161,573
2,100	Tokyo Electron Ltd.	146,765
3,200	Denso Corp.	146,293
12,900	Anritsu Corp.	90,241
		4,807,232
	Macau—0.07%
19,600	Wynn Macau Ltd	42,524

	Mexico—0.10%
5,390	Santander Mexico Financial Group ADR	58,859

	Netherlands—2.56%
77,749	Ahold N.V.	1,534,053

	Peru—0.20%
861	Credicorp Ltd	121,082

	Singapore—0.32%
11,500	United Overseas Bank Ltd.	192,735

	Spain—0.38%
5,440	Tecnicas Reunidas SA	228,710

	Switzerland—5.10%
6,625	Roche Holding AG	1,827,704
2,107	Swisscom AG	1,223,916
		3,051,620
	Turkey—0.51%
14,755	Turkcell Iletisim Hizmetleri AS ADR	192,258
6,347	BIM Birlesik Magazalar AS	112,587
		304,845
	United Kingdom—8.06%
42,493	GlaxoSmithKline plc ADR	1,961,052
48,159	GlaxoSmithKline plc	1,104,448
68,951	HSBC Holdings plc	587,098
5,236	Reckitt Benckiser Group plc	450,491
7,237	Royal Dutch Shell plc ADR	431,687
27,462	British Telecom Group plc	178,429
2,549	HSBC Holdings plc ADR	108,562
		4,821,767

38	ARIELINVESTMENTS.COM

03/31/15 (UNAUDITED)

Number of shares	Common stocks — 92.00%	Value
	United States—45.81%
33,282	Gilead Sciences, Inc.(a)	$3,265,963
73,101	Microsoft Corp.	2,971,921
19,692	Harman Intl Industries, Inc.	2,631,442
23,434	Johnson & Johnson	2,357,460
36,742	Verizon Communications Inc.	1,786,763
61,910	Tumi Holdings Inc.(a)	1,514,319
18,971	Quest Diagnostics Inc.	1,457,921
27,464	Broadcom Corp., Class A	1,189,054
91,109	Acacia Research Corp.	974,866
12,800	Philip Morris Intl, Inc.	964,224
63,521	QLogic Corp.(a)	936,300
20,607	U.S. Bancorp	899,908
60,289	Ruckus Wireless, Inc.(a)	775,919
16,509	Southern Co.	731,019
7,304	Schlumberger Ltd.	609,446
7,318	Wal-Mart Stores, Inc.	601,906
5,584	Core Laboratories N.V.	583,472
4,630	The PNC Financial Service Group, Inc.	431,701
2,926	Berkshire Hathaway Inc., Class B(a)	422,280
7,914	Coach, Inc.	327,877
12,804	EMC Corp.	327,270
6,272	Altera Corp.	269,132
2,178	Praxair, Inc.	262,972
2,482	Ansys, Inc.(a)	218,888
1,456	Rockwell Collins, Inc.	140,577
1,418	Accenture plc, Class A	132,852
1,009	CME Group Inc.	95,562
4,137	NVIDIA Corp.	86,567
492	Panera Bread Co.(a)	78,718
851	State Street Corp.	62,574
977	JPMorgan Chase & Co.	59,187
1,225	Expeditors Intl of Washington	59,021
458	M&T Bank Corp.	58,166
238	W.W. Grainger Inc.	56,123
1,334	Fastenal Co.	55,274
327	American Express Co.	25,545
		27,422,189
	Total common stocks (Cost $47,745,032)	55,066,528

Number of shares	Investment companies—0.96%	Value
	Exchange Traded Funds—0.96%
7,104	Vanguard FTSE Emerging Markets ETF	$290,340
4,599	Vanguard Total World Stock Index Fund (ETF)	283,252
		573,592
	Total investment companies (Cost $570,502)	573,592
Principal amount	Repurchase agreement — 4.67%	Value
$2,798,123	Fixed Income Clearing Corporation, 0.00%, dated 03/31/2015, due 04/01/2015, repurchase price $2,798,123, (collaterized by U.S. Treasury Note, value $2,857,594, 1.75%, due 10/31/2020) (Cost $2,798,123)	$2,798,123
	Total Investments—97.63% (Cost $51,113,657)	58,438,243
	Cash, Other Assets less Liabilities—2.37%	1,417,168
	Net Assets—100.00%	$59,855,411

(a)Non-income producing.
ADR American Depositary Receipt
The accompanying notes are an integral part of the financial statements.

800.292.7435	39

Statements of assets & liabilities

Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,143,929,937, $1,185,627,262, $53,504,162 and $42,426,501, respectively)	$2,131,638,050	$2,010,653,686	$64,239,399	$40,064,567

Investments in affiliated issuers, at value (cost $198,827,613)	152,866,752	—	—	—
Repurchase agreements, at value (cost $125,838,754, $99,680,274, $1,235,666 and $456,019, respectively)	125,838,754	99,680,274	1,235,666	456,019
Cash	162,440,907	—	—	—
Receivable for fund shares sold	7,342,321	1,506,439	52,132	2,069
Receivable for securities sold	1,340,059	—	—	250,835
Dividends and interest receivable	901,484	2,377,526	19,510	9,698
Prepaid and other assets	67,317	45,573	22,250	27,340
Total assets	2,582,435,644	2,114,263,498	65,568,957	40,810,528

Liabilities:
Payable for securities purchased	602,521	—	—	—
Payable for fund shares redeemed	3,033,133	2,554,438	321,130	169,443
Other liabilities	848,237	786,072	53,842	47,578
Total liabilities	4,483,891	3,340,510	374,972	217,021
Net assets	$2,577,951,753	$2,110,922,988	$65,193,985	$40,593,507

Net assets consist of:
Paid-in capital	$1,484,704,685	$1,202,453,737	$52,217,302	$42,577,577
Undistributed net investment income (loss)	8,668,854	9,172,802	153,478	(107,383)
Accumulated net realized gain on investments	142,830,962	74,270,025	2,087,968	485,247
Net unrealized appreciation (depreciation) on investments	941,747,252	825,026,424	10,735,237	(2,361,934)
Total net assets	$2,577,951,753	$2,110,922,988	$65,193,985	$40,593,507

Investor class shares:
Net assets	$1,942,822,719	$1,905,416,671	$52,862,107	$8,192,328
Shares outstanding (no par value, unlimited authorized)	25,360,868	34,045,758	3,837,045	715,636
Net asset value, offering and redemption price per share	$76.61	$55.97	$13.78	$11.45

Institutional class shares:
Net assets	$635,129,034	$205,506,317	$12,331,878	$32,401,179
Shares outstanding (no par value, unlimited authorized)	8,283,049	3,665,982	895,786	2,802,190
Net asset value, offering and redemption price per share	$76.68	$56.06	$13.77	$11.56

The accompanying notes are an integral part of the financial statements.

40	ARIELINVESTMENTS.COM

03/31/15 (UNAUDITED)

Ariel International Fund	Ariel Global Fund
Assets:

Investments in unaffiliated issuers, at value (cost $11,383,737 and $48,315,534, respectively)	$12,895,389	$55,640,120

Repurchase agreements, at value (cost $268,646 and $2,798,123, respectively)	268,646	2,798,123

Foreign currencies (cost $788,375 and $1,228,129, respectively)	765,460	1,229,477

Dividends and interest receivable	46,358	139,844
Receivable for dividend reclaims	19,442	49,263
Receivable for fund shares sold	5,431	53,181
Receivable for securities and foreign currencies sold	21,855	131
Appreciation of forward currency contracts (see Note Five)	24,060	137,565
Prepaid and other assets	26,180	29,104
Total assets	14,072,821	60,076,808

Liabilities:
Payable for securities and foreign currencies purchased	14,405	153,761
Depreciation of forward currency contracts (see Note Five)	22,079	14,779
Payable for fund shares redeemed	146,613	—
Other liabilities	50,990	52,857
Total liabilities	234,087	221,397
Net assets	$13,838,734	$59,855,411

Net assets consist of:
Paid-in capital	$12,800,670	$53,513,044
Undistributed net investment income	74,623	181,204
Accumulated net realized loss on investments, foreign currencies and forward currency contracts	(524,964)	(1,281,847)
Net unrealized appreciation (depreciation) on: Investments	1,511,652	7,324,586
Translation of assets and liabilities in foreign currencies	(25,228)	(4,362)
Forward currency contracts	1,981	122,786
Total net assets	$13,838,734	$59,855,411

Investor class shares:
Net assets	$5,207,863	$4,507,784
Shares outstanding (no par value, unlimited authorized)	408,519	318,551
Net asset value, offering and redemption price per share	$12.75	$14.15

Institutional class shares:
Net assets	$8,630,871	$55,347,627
Shares outstanding (no par value, unlimited authorized)	689,900	4,008,964
Net asset value, offering and redemption price per share	$12.51	$13.81

The accompanying notes are an integral part of the financial statements.

800.292.7435	41

Statements of operations

Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Investment income:
Dividends
Unaffiliated issuers	$18,951,495		$20,850,395	$616,385 (b)	$124,827
Affiliated issuers	442,094	(a)	—	—	—
Total investment income	19,393,589		20,850,395	616,385	124,827

Expenses:
Management fees	6,796,582		6,958,783	212,949	176,236
Distribution fees (Investor Class)	2,269,774		2,297,089	66,116	11,576
Shareholder service fees
Investor Class	896,682		952,538	21,568	13,110
Institutional Class	189,780		41,038	1,912	15,226
Transfer agent fees and expenses
Investor Class	296,174		258,300	31,930	13,652
Institutional Class	9,914		10,456	8,006	8,556
Printing and postage expenses
Investor Class	238,582		223,574	9,650	4,824
Institutional Class	25,476		5,370	548	1,730
Trustees’ fees and expenses	135,130		120,666	22,022	21,476
Professional fees	53,230		48,496	19,018	18,746
Custody fees and expenses	22,854		20,032	2,286	3,650
Federal and state registration fees	43,208		33,132	17,200	17,478
Interest expense	109		—	47	339
Miscellaneous expenses	72,440		63,854	7,628	5,724
Total expenses before reimbursements	11,049,935		11,033,328	420,880	312,323
Expense reimbursements	—		—	(109,007)	(80,113)
Net expenses	11,049,935		11,033,328	311,873	232,210
Net investment income (loss)	8,343,654		9,817,067	304,512	(107,383)

Realized and unrealized gain:
Net realized gain on investments
Unaffiliated issuers	198,328,278		108,091,922	2,602,842	1,546,915
Affiliated issuers	—	(a)	—	—	—
Change in net unrealized appreciation (depreciation) on investments
Unaffiliated issuers	155,219,839		112,857,031	(2,069,977)	676,976
Affiliated issuers	(22,109,905)		—	—	—
Net gain on investments	331,438,212		220,948,953	532,865	2,223,891
Net increase in net assets resulting from operations	$339,781,866		$230,766,020	$837,377	$2,116,508

(a)See Note Six for information on affiliated issuers.
(b)Net of $1,796 in foreign taxes withheld.
The accompanying notes are an integral part of the financial statements.

42	ARIELINVESTMENTS.COM

SIX MONTHS ENDED 03/31/15 (UNAUDITED)

Ariel International Fund	Ariel Global Fund
Investment income:
Dividends
Unaffiliated issuers	$126,902 (a)	$517,504 (a)
Total investment income	126,902	517,504

Expenses:
Management fees	52,925	228,867
Distribution fees (Investor Class)	6,044	3,862
Shareholder service fees
Investor Class	13,288	12,012
Institutional Class	910	10,102
Transfer agent fees and expenses
Investor Class	12,278	12,094
Institutional Class	8,638	8,274
Printing and postage expenses
Investor Class	3,732	3,550
Institutional Class	1,366	1,002
Trustees’ fees and expenses	19,474	20,748
Professional fees	19,006	19,008
Custody fees and expenses	7,106	8,288
Administration fees	24,842	24,934
Fund accounting fees	22,266	22,086
Federal and state registration fees	17,116	17,204
Interest expense	318	755
Miscellaneous expenses	5,090	5,634
Total expenses before reimbursements	214,399	398,420
Expense reimbursements	(141,881)	(107,719)
Net expenses	72,518	290,701
Net investment income	54,384	226,803

Realized and unrealized loss:
Net realized loss on:
Investments	(280,140)	(940,555)
Foreign currency translations	(83,072)	(168,719)
Forward currency contracts	(160,204)	(137,447)
Total	(523,416)	(1,246,721)
Change in net unrealized appreciation (depreciation) on:
Investments	864,785	2,341,367
Foreign currency translations	(17,545)	3,163
Forward currency contracts	28,013	80,335
Total	875,253	2,424,865
Net gain on investments	351,837	1,178,144
Net increase in net assets resulting from operations	$406,221	$1,404,947

(a)Net of $9,893 and $24,365 in foreign taxes withheld, respectively.
The accompanying notes are an integral part of the financial statements.

800.292.7435	43

Statements of changes in net assets

	Ariel Fund		Ariel Appreciation Fund
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014
Operations:
Net investment income	$8,343,654	$21,256,987	$9,817,067	$16,414,474
Net realized gain on investments and foreign currency translations	198,328,278	345,759,329	108,091,922	210,407,806
Change in net unrealized appreciation (depreciation)on investments and foreign currency translations	133,109,934	(51,184,838)	112,857,031	22,139
Net increase in net assets from operations	339,781,866	315,831,478	230,766,020	226,844,419

Distributions to shareholders:
Net investment income
Investor Class	(9,991,682)	(10,851,589)	(12,975,423)	(14,751,167)
Institutional Class	(4,565,741)	(4,607,417)	(1,997,000)	(1,572,228)
Capital gains
Investor Class	(218,025,914)	—	(192,280,387)	(118,921,348)
Institutional Class	(52,469,101)	—	(19,253,268)	(8,666,891)
Total distributions	(285,052,438)	(15,459,006)	(226,506,078)	(143,911,634)

Share transactions:
Shares issued
Investor Class	186,748,953	318,436,106	133,698,748	276,063,353
Institutional Class	247,290,596	229,450,739	37,510,791	66,585,579
Shares issued in reinvestment of dividends and distributions
Investor Class	222,753,416	10,618,853	200,305,949	130,740,322
Institutional Class	57,031,676	4,604,671	20,271,790	10,235,442
Shares redeemed
Investor Class	(263,568,510)	(603,276,772)	(209,800,970)	(464,353,100)
Institutional Class	(77,269,175)	(263,154,871)	(22,549,673)	(31,986,635)
Net increase (decrease) from share transactions	372,986,956	(303,321,274)	159,436,635	(12,715,039)
Total increase (decrease) in net assets	427,716,384	(2,948,802)	163,696,577	70,217,746

Net assets:
Beginning of year	2,150,235,369	2,153,184,171	1,947,226,411	1,877,008,665
End of period	$2,577,951,753	$2,150,235,369	$2,110,922,988	$1,947,226,411
Undistributed net investment income included in net assets at end of period	$8,668,854	$14,882,623	$9,172,802	$14,328,158

Capital share transactions:
Investor shares
Shares sold	2,506,439	4,271,626	2,453,214	4,988,648
Shares issued to holders in reinvestment of dividends	3,117,566	144,415	3,759,118	2,441,961
Shares redeemed	(3,614,995)	(8,325,017)	(3,838,756)	(8,424,192)
Net increase (decrease)	2,009,010	(3,908,976)	2,373,576	(993,583)
Institutional shares
Shares sold	3,333,443	3,194,012	681,544	1,201,260
Shares issued to holders in reinvestment of dividends	795,751	62,631	378,926	190,346
Shares redeemed	(1,028,876)	(3,640,163)	(412,100)	(574,780)
Net increase (decrease)	3,100,318	(383,520)	648,370	816,826

The accompanying notes are an integral part of the financial statements.

44	ARIELINVESTMENTS.COM

	Ariel Focus Fund		Ariel Discovery Fund
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014
Operations:
Net investment income (loss)	$304,512	$516,820	$(107,383)	$(309,409)
Net realized gain on investments and foreign currency translations	2,602,842	6,657,134	1,546,915	1,840,036
Change in net unrealized appreciation (depreciation) on investments and foreign currency translations	(2,069,977)	1,642,553	676,976	(5,638,975)
Net increase (decrease) in net assets from operations	837,377	8,816,507	2,116,508	(4,108,348)

Distributions to shareholders:
Net investment income
Investor Class	(403,404)	(294,442)	—	—
Institutional Class	(136,885)	(120,809)	—	—
Capital gains
Investor Class	(5,136,235)	(2,162,389)	(494,961)	(147,218)
Institutional Class	(1,205,972)	(589,253)	(1,846,490)	(446,951)
Total distributions	$(6,882,496)	$(3,166,893)	$(2,341,451)	$(594,169)

Share transactions:
Shares issued
Investor Class	4,529,407	16,051,424	1,199,707	4,006,796
Institutional Class	74,481	815,186	1,413,221	20,339,273
Shares issued in reinvestment of dividends and distributions
Investor Class	4,800,743	2,139,910	485,212	145,169
Institutional Class	1,339,752	707,489	1,846,490	446,951
Shares redeemed
Investor Class	(5,090,388)	(13,132,875)	(3,769,526)	(3,253,455)
Institutional Class	(422,487)	(1,519,712)	(6,597,736)	(8,076,188)
Net increase (decrease) from share transactions	5,231,508	5,061,422	(5,422,632)	13,608,546
Total increase (decrease) in net assets	(813,611)	10,711,036	(5,647,575)	8,906,029

Net assets:
Beginning of year	66,007,596	55,296,560	46,241,082	37,335,053
End of period	$65,193,985	$66,007,596	$40,593,507	$46,241,082
Undistributed net investment income (loss) included in net assets at end of period	$153,478	$389,255	$(107,383)	$—

Capital share transactions:
Investor shares
Shares sold	317,917	1,120,567	101,680	306,814
Shares issued to holders in reinvestment of dividends	340,544	153,101	41,578	11,193
Shares redeemed	(359,382)	(906,178)	(313,609)	(253,072)
Net increase (decrease)	299,079	367,490	(170,351)	64,935
Institutional shares
Shares sold	5,193	56,737	118,632	1,527,516
Shares issued to holders in reinvestment of dividends	94,904	50,500	156,748	34,275
Shares redeemed	(30,637)	(100,680)	(550,357)	(645,932)
Net increase (decrease)	69,460	6,557	(274,977)	915,859

The accompanying notes are an integral part of the financial statements.

800.292.7435	45

Statements of changes in net assets (continued)

	Ariel International Fund		Ariel Global Fund
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014
Operations:
Net investment income	$54,384	$257,600	$226,803	$705,303
Net realized income (loss) on investments and foreign currency translations	(523,416)	368,909	(1,246,721)	799,140
Change in net unrealized appreciation (depreciation) on investments and foreign currency translations	875,253	(386,480)	2,424,865	1,954,904
Net increase in net assets from operations	406,221	240,029	1,404,947	3,459,347

Distributions to shareholders:
Net investment income
Investor Class	(51,220)	—	—	—
Institutional Class	(160,003)	(19,643)	(728,413)	(111,707)
Capital gains
Investor Class	(125,440)	(54,466)	(28,533)	(44,335)
Institutional Class	(221,181)	(56,777)	(551,839)	(664,135)
Total distributions	(557,844)	(130,886)	(1,308,785)	(820,177)

Share transactions:
Shares issued
Investor Class	904,342	3,823,489	1,991,485	1,214,914
Institutional Class	90,878	4,391,458	108,016	24,769,222
Shares issued in reinvestment of dividends and distributions
Investor Class	140,873	42,272	17,785	22,614
Institutional Class	366,323	70,701	1,271,708	767,187
Shares redeemed
Investor Class	(649,788)	(1,356,437)	(348,125)	(553,655)
Institutional Class	(159,483)	(172,493)	(34,249)	(36,148)
Net increase from share transactions	693,145	6,798,990	3,006,620	26,184,134
Total increase in net assets	541,522	6,908,133	3,102,782	28,823,304

Net assets:
Beginning of year	13,297,212	6,389,079	56,752,629	27,929,325
End of period	$13,838,734	$13,297,212	$59,855,411	$56,752,629
Undistributed net investment income included in net assets at end of period	$74,623	$231,462	$181,204	$682,814

Capital share transactions:
Investor shares
Shares sold	72,575	293,416	140,891	89,286
Shares issued to holders in reinvestment of dividends	11,371	3,368	1,263	1,734
Shares redeemed	(52,109)	(102,673)	(25,293)	(40,732)
Net increase	31,837	194,111	116,861	50,288
Institutional shares
Shares sold	7,447	336,142	7,921	1,818,325
Shares issued to holders in reinvestment of dividends	30,111	5,661	93,004	59,445
Shares redeemed	(12,820)	(13,329)	(2,502)	(2,776)
Net increase	24,738	328,474	98,423	1,874,994

The accompanying notes are an integral part of the financial statements.

46	ARIELINVESTMENTS.COM

Financial highlights For a share outstanding throughout each period

			Year ended September 30
Ariel Fund (Investor Class)	Six months ended March 31, 2015 (Unaudited)		2014	2013	2012		2011		2010
Net asset value, beginning of year	$75.33		$65.57	$49.67	$36.74		$42.78		$35.78
Income from investment operations:
Net investment income (loss)	0.19		0.67	0.48	0.29		0.09		(0.07)
Net realized and unrealized gains
(losses) on investments	10.92		9.50	15.91	12.73		(6.13)		7.08
Total from investment operations	11.11		10.17	16.39	13.02		(6.04)		7.01

Distributions to shareholders:
Dividends from net investment income	(0.40)		(0.41)	(0.49)	(0.09)		(0.00	)(a)	(0.01)
Distributions from capital gains	(9.43)		—	—	—		—		—
Total distributions	(9.83)		(0.41)	(0.49)	(0.09)		(0.00)		(0.01)
Net asset value, end of period	$76.61		$75.33	$65.57	$49.67		$36.74		$42.78
Total return	15.76	%(b)	15.52%	33.28%	35.48%		(14.11)%		19.58%

Supplemental data and ratios:
Net assets, end of period, in thousands	$1,942,823		$1,759,016	$1,787,490	$1,422,415		$1,350,852		$1,953,134
Ratio of expenses to average net assets	1.02	%(c)	1.03%	1.03%	1.06%		1.04%		1.06%
Ratio of net investment income (loss)
to average net assets	0.64	%(c)	0.88%	0.83%	0.56%		0.16%		(0.16)%
Portfolio turnover rate	14	%(b)	29%	30%	27%		29%		40%

			Year ended September 30
Ariel Fund (Institutional Class)	Six months ended March 31, 2015 (Unaudited)		2014	2013	December 30, 2011(d) to September 30, 2012
Net asset value, beginning of year	$75.49		$65.70	$49.79	$42.97
Income from investment operations:
Net investment income	0.20		0.81	0.59	0.36
Net realized and unrealized gains
on investments	11.04		9.60	16.00	6.46
Total from investment operations	11.24		10.41	16.59	6.82

Distributions to shareholders:
Dividends from net investment income	(0.62)		(0.62)	(0.68)	—
Distributions from capital gains	(9.43)		—	—	—
Total distributions	(10.05)		(0.62)	(0.68)	0.00
Net asset value, end of period	$76.68		$75.49	$65.70	$49.79
Total return	15.94	%(b)	15.88%	33.72%	15.87	%(b)

Supplemental data and ratios:
Net assets, end of period, in thousands	$635,129		$391,219	$365,694	$103,092
Ratio of expenses to average net assets	0.70	%(c)	0.72%	0.72%	0.68	%(c)
Ratio of net investment income
to average net assets	0.97	%(c)	1.21%	1.04%	1.06	%(c)
Portfolio turnover rate	14	%(b)	29%	30%	27	%(b)

(a)Amount is less than $(0.005).
(b)Not annualized.
(c)Annualized.
(d)Commencement of operations.
The accompanying notes are an integral part of the financial statements.

800.292.7435	47

Financial highlights For a share outstanding throughout each period (continued)

			Year ended September 30
Ariel Appreciation Fund (Investor Class)	Six months ended March 31, 2015 (Unaudited)		2014	2013	2012		2011	2010
Net asset value, beginning of year	$56.12		$53.83	$45.13	$34.81		$37.79	$32.16
Income from investment operations:
Net investment income (loss)	0.21		0.43	0.44	0.35		0.13	(0.03)
Net realized and unrealized gains
(losses) on investments	6.17		5.92	13.08	10.52		(3.10)	5.70
Total from investment operations	6.38		6.35	13.52	10.87		(2.97)	5.67

Distributions to shareholders:
Dividends from net investment income	(0.37)		(0.42)	(0.33)	(0.16)		(0.01)	(0.04)
Distributions from capital gains	(6.16)		(3.64)	(4.49)	(0.39)		—	—
Total distributions	(6.53)		(4.06)	(4.82)	(0.55)		(0.01)	(0.04)
Net asset value, end of period	$55.97		$56.12	$53.83	$45.13		$34.81	$37.79
Total return	12.05	%(a)	12.22%	34.31%	31.57%		(7.86)%	17.64%

Supplemental data and ratios:
Net assets, end of period, in thousands	$1,905,417		$1,777,388	$1,758,277	$1,290,470		$1,143,406	$1,330,400
Ratio of expenses to average net assets	1.12	%(b)	1.12%	1.13%	1.17%		1.15%	1.18%
Ratio of net investment income (loss)
to average net assets	0.93	%(b)	0.79%	1.00%	0.79%		0.30%	(0.06)%
Portfolio turnover rate	11	%(a)	24%	28%	28%		26%	41%

			Year ended September 30
Ariel Appreciation Fund (Institutional Class)	Six months ended March 31, 2015 (Unaudited)		2014	2013	December 30, 2011(c) to September 30, 2012
Net asset value, beginning of year	$56.28		$53.95	$45.19	$38.70
Income from investment operations:
Net investment income	0.31		0.60	0.35	0.32
Net realized and unrealized gains
on investments	6.19		5.96	13.34	6.17
Total from investment operations	6.50		6.56	13.69	6.49

Distributions to shareholders:
Dividends from net investment income	(0.56)		(0.59)	(0.44)	—
Distributions from capital gains	(6.16)		(3.64)	(4.49)	—
Total distributions	(6.72)		(4.23)	(4.93)	—
Net asset value, end of period	$56.06		$56.28	$53.95	$45.19
Total return	12.25	%(a)	12.59%	34.76%	16.77	%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$205,506		$169,839	$118,732	$14,934
Ratio of expenses to average net assets	0.78	%(b)	0.79%	0.80%	0.99	%(b)
Ratio of net investment income
to average net assets	1.31	%(b)	1.16%	1.35%	1.08	%(b)
Portfolio turnover rate	11	%(a)	24%	28%	28	%(a)

(a)Not annualized.
(b)Annualized.
(c)Commencement of operations.
The accompanying notes are an integral part of the financial statements.

48	ARIELINVESTMENTS.COM

			Year ended September 30
	Six months
	ended
Ariel Focus Fund	March 31, 2015
(Investor Class)	(Unaudited)		2014	2013	2012	2011	2010
Net asset value, beginning of year	$15.12		$13.85	$10.95	$9.27	$9.49	$8.79
Income from investment operations:
Net investment income	0.06		0.11	0.14	0.10	0.04	0.04
Net realized and unrealized gains
(losses) on investments	0.17		1.95	2.89	1.64	(0.23)	0.70
Total from investment operations	0.23		2.06	3.03	1.74	(0.19)	0.74
Distributions to shareholders:
Dividends from net investment income	(0.11)		(0.09)	(0.13)	(0.06)	(0.03)	(0.04)
Distributions from capital gains	(1.46)		(0.70)	—	—	—	—
Total distributions	(1.57)		(0.79)	(0.13)	(0.06)	(0.03)	(0.04)
Net asset value, end of period	$13.78		$15.12	$13.85	$10.95	$9.27	$9.49
Total return	1.31	%(a)	15.42%	28.02%	18.81%	(2.07)%	8.37%
Supplemental data and ratios:
Net assets, end of period, in thousands	$52,862		$53,500	$43,925	$33,274	$42,547	$54,609
Ratio of expenses to average net assets,
including waivers	1.00	%(b)	1.08%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets,
excluding waivers	1.35	%(b)	1.40%	1.54%	1.58%	1.51%	1.58%
Ratio of net investment income to
average net assets, including waivers	0.88	%(b)	0.78%	1.19%	0.88%	0.37%	0.36%
Ratio of net investment income to
average net assets, excluding waivers	0.53	%(b)	0.46%	0.90%	0.55%	0.11%	0.03%
Portfolio turnover rate	9	%(a)	40%	41%	32%	40%	52%

			Year ended September 30
	Six months				December 30,
	ended				2011(c) to
Ariel Focus Fund	March 31, 2015				September 30,
(Institutional Class)	(Unaudited)		2014	2013	2012
Net asset value, beginning of year	$15.14		$13.87	$10.97	$9.82
Income from investment operations:
Net investment income	0.07		0.15	0.19	0.10
Net realized and unrealized gains
on investments	0.17		1.96	2.87	1.05
Total from investment operations	0.24		2.11	3.06	1.15
Distributions to shareholders:
Dividends from net investment income	(0.15)		(0.14)	(0.16)	—
Distributions from capital gains	(1.46)		(0.70)	—	—
Total distributions	(1.61)		(0.84)	(0.16)	—
Net asset value, end of period	$13.77		$15.14	$13.87	$10.97
Total return	1.40	%(a)	15.74%	28.36%	11.71	%(a)
Supplemental data and ratios:
Net assets, end of period, in thousands	$12,332		$12,507	$11,372	$10,470
Ratio of expenses to average net assets,
including waivers	0.75	%(b)	0.83%	1.00%	1.00	%(b)
Ratio of expenses to average net assets,
excluding waivers	1.02	%(b)	1.06%	1.19%	1.29	%(b)
Ratio of net investment income to
average net assets, including waivers	1.13	%(b)	1.02%	1.46%	1.15	%(b)
Ratio of net investment income to
average net assets, excluding waivers	0.86	%(b)	0.79%	1.27%	0.86	%(b)
Portfolio turnover rate	9	%(a)	40%	41%	32	%(a)

(a)Not annualized.
(b)Annualized.
(c)Commencement of operations.
The accompanying notes are an integral part of the financial statements.

800.292.7435	49

Financial highlights For a share outstanding throughout each period (continued)

			Year ended September 30
	Six months					January 31,
	ended					2011(c) to
Ariel Discovery Fund	March 31, 2015					September 30,
(Investor Class)	(Unaudited)		2014	2013	2012	2011
Net asset value, beginning of year	$11.59		$12.47	$10.63	$7.71	$10.00
Income from investment operations:
Net investment loss	(0.06)		(0.10)	(0.06)	(0.08)	(0.06)
Net realized and unrealized gains (losses) on investments	0.58		(0.60)	1.90	3.00	(2.23)
Total from investment operations	0.52		(0.70)	1.84	2.92	(2.29)
Distributions to shareholders:
Distributions from capital gains	(0.66)		(0.18)	—	—	—
Total distributions	(0.66)		(0.18)	—	—	—
Net asset value, end of period	$11.45		$11.59	$12.47	$10.63	$7.71
Total return	4.37	%(a)	(5.80)%	17.31%	37.87%	(22.90	)%(a)
Supplemental data and ratios:
Net assets, end of period, in thousands	$8,192		$10,272	$10,239	$4,240	$3,177
Ratio of expenses to average net assets, including waivers	1.25	%(b)	1.33%	1.50%	1.50%	1.50	%(b)
Ratio of expenses to average net assets, excluding waivers	2.04	%(b)	1.93%	2.90%	5.18%	6.75	%(b)
Ratio of net investment loss to average net assets,
including waivers	(0.69	)%(b)	(0.79)%	(0.79)%	(0.92)%	(1.17	)%(b)
Ratio of net investment loss to average net assets,
excluding waivers	(1.48	)%(b)	(1.39)%	(2.19)%	(4.60)%	(6.42	)%(b)
Portfolio turnover rate	13	%(a)	36%	31%	33%	18	%(a)

			Year ended September 30
	Six months				December 30,
	ended				2011(c) to
Ariel Discovery Fund	March 31, 2015				September 30,
(Institutional Class)	(Unaudited)		2014	2013	2012
Net asset value, beginning of year	$11.69		$12.54	$10.66	$9.01
Income from investment operations:
Net investment loss	(0.02)		(0.06)	(0.03)	(0.05)
Net realized and unrealized gains (losses) on investments	0.55		(0.61)	1.91	1.70
Total from investment operations	0.53		(0.67)	1.88	1.65
Distributions to shareholders:
Distributions from capital gains	(0.66)		(0.18)	—	—
Total distributions	(0.66)		(0.18)	—	—
Net asset value, end of period	$11.56		$11.69	$12.54	$10.66
Total return	4.42	%(a)	(5.52)%	17.64%	18.31	%(a)
Supplemental data and ratios:
Net assets, end of period, in thousands	$32,401		$35,970	$27,096	$2,244
Ratio of expenses to average net assets, including waivers	1.00	%(b)	1.07%	1.25%	1.25	%(b)
Ratio of expenses to average net assets, excluding waivers	1.25	%(b)	1.25%	1.93%	4.78	%(b)
Ratio of net investment loss to average net assets,
including waivers	(0.43	)%(b)	(0.53)%	(0.61)%	(0.75	)%(b)
Ratio of net investment loss to average net assets,
excluding waivers	(0.68	)%(b)	(0.71)%	(1.29)%	(4.28	)%(b)
Portfolio turnover rate	13	%(a)	36%	31%	33	%(a)

(a)Not annualized.
(b)Annualized.
(c)Commencement of operations.
The accompanying notes are an integral part of the financial statements.

50	ARIELINVESTMENTS.COM

			Year ended September 30
	Six months				December 30,
	ended				2011(c) to
Ariel International Fund	March 31, 2015				September 30,
(Investor Class)	(Unaudited)		2014	2013	2012
Net asset value, beginning of year	$12.85		$12.38	$9.77	$10.00
Income from investment operations:
Net investment income	0.02		0.22	0.07	0.16
Net realized and unrealized gains (losses) on investments	0.34		0.41	2.65	(0.39)
Total from investment operations	0.36		0.63	2.72	(0.23)

Distributions to shareholders:
Dividends from net investment income	(0.13)		—	(0.11)	—
Distributions from capital gains	(0.33)		(0.16)	—	—
Total distributions	(0.46)		(0.16)	(0.11)	—
Net asset value, end of period	$12.75		$12.85	$12.38	$9.77
Total return	2.89	%(a)	5.22%	28.11%	(2.30	)%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$5,208		$4,842	$2,260	$1,313
Ratio of expenses to average net assets, including waivers	1.25	%(b)	1.29%	1.40%	1.40	%(b)
Ratio of expenses to average net assets, excluding waivers	4.00	%(b)	4.24%	9.36%	17.00	%(b)
Ratio of net investment income to average net assets, including waivers	0.68	%(b)	2.13%	0.98%	2.93	%(b)
Ratio of net investment loss to average net assets, excluding waivers	(2.07	)%(b)	(0.82)%	(6.98)%	(12.67	)%(b)
Portfolio turnover rate	22	%(a)	19%	29%	21	%(a)

			Year ended September 30
	Six months				December 30,
	ended				2011(c) to
Ariel International Fund	March 31, 2015				September 30,
(Institutional Class)	(Unaudited)		2014	2013	2012
Net asset value, beginning of year	$12.71		$12.26	$9.78	$10.00
Income from investment operations:
Net investment income	0.05		0.29	0.14	0.11
Net realized and unrealized gains (losses) on investments	0.31		0.38	2.59	(0.33)
Total from investment operations	0.36		0.67	2.73	(0.22)

Distributions to shareholders:
Dividends from net investment income	(0.23)		(0.06)	(0.25)	—
Distributions from capital gains	(0.33)		(0.16)	—	—
Total distributions	(0.56)		(0.22)	(0.25)	—
Net asset value, end of period	$12.51		$12.71	$12.26	$9.78
Total return	3.05	%(a)	5.48%	28.42%	(2.20	)%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$8,631		$8,455	$4,129	$1,926
Ratio of expenses to average net assets, including waivers	1.00	%(b)	1.03%	1.15%	1.15	%(b)
Ratio of expenses to average net assets, excluding waivers	2.80	%(b)	3.17%	6.53%	15.70	%(b)
Ratio of net investment income to average net assets, including waivers	0.91	%(b)	2.49%	1.09%	3.41	%(b)
Ratio of net investment income (loss) to average net assets, excluding waivers	(0.89	)%(b)	0.35%	(4.29)%	(11.14	)%(b)
Portfolio turnover rate	22	%(a)	19%	29%	21	%(a)

(a)Not annualized.
(b)Annualized.
(c)Commencement of operations.
The accompanying notes are an integral part of the financial statements.

800.292.7435	51

Financial highlights For a share outstanding throughout each period (continued)

			Year ended September 30
	Six months				December 30,
	ended				2011(c) to
Ariel Global Fund	March 31, 2015				September 30,
(Investor Class)	(Unaudited)		2014	2013	2012
Net asset value, beginning of year	$13.96		$12.91	$10.02	$10.00
Income from investment operations:
Net investment income (loss)	(0.09)		0.14	0.02	0.18
Net realized and unrealized gains (losses) on investments	0.42		1.20	2.87	(0.16)
Total from investment operations	0.33		1.34	2.89	0.02

Distributions to shareholders:
Distributions from capital gains	(0.14)		(0.29)	—	—
Total distributions	(0.14)		(0.29)	—	—
Net asset value, end of period	$14.15		$13.96	$12.91	$10.02
Total return	2.38	%(a)	10.52%	28.84%	0.20	%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$4,508		$2,816	$1,954	$992
Ratio of expenses to average net assets, including waivers	1.25	%(b)	1.29%	1.40%	1.40	%(b)
Ratio of expenses to average net assets, excluding waivers	3.26	%(b)	3.70%	5.37%	12.33	%(b)
Ratio of net investment income to average net assets, including waivers	0.64	%(b)	1.56%	0.81%	2.67	%(b)
Ratio of net investment loss to average net assets, excluding waivers	(1.37	)%(b)	(0.85)%	(3.16)%	(8.26	)%(b)
Portfolio turnover rate	19	%(a)	20%	39%	26	%(a)

			Year ended September 30
	Six months				December 30,
	ended				2011(c) to
Ariel Global Fund	March 31, 2015				September 30,
(Institutional Class)	(Unaudited)		2014	2013	2012
Net asset value, beginning of year	$13.79		$12.76	$10.04	$10.00
Income from investment operations:
Net investment income	0.05		0.16	0.08	0.14
Net realized and unrealized gains (losses) on investments	0.29		1.20	2.81	(0.10)
Total from investment operations	0.34		1.36	2.89	0.04

Distributions to shareholders:
Dividends from net investment income	(0.18)		(0.04)	(0.17)	—
Distributions from capital gains	(0.14)		(0.29)	—	—
Total distributions	(0.32)		(0.33)	(0.17)	—
Net asset value, end of period	$13.81		$13.79	$12.76	$10.04
Total return	2.54	%(a)	10.84%	29.15%	0.40	%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$55,348		$53,937	$25,975	$10,677
Ratio of expenses to average net assets, including waivers	1.00	%(b)	1.04%	1.15%	1.15	%(b)
Ratio of expenses to average net assets, excluding waivers	1.28	%(b)	1.51%	2.51%	4.07	%(b)
Ratio of net investment income to average net assets, including waivers	0.80	%(b)	1.71%	0.97%	3.26	%(b)
Ratio of net investment income (loss) to average net assets, excluding waivers	0.52	%(b)	1.24%	(0.39)%	0.34	%(b)
Portfolio turnover rate	19	%(a)	20%	39%	26	%(a)

(a)Not annualized.
(b)Annualized.
(c)Commencement of operations.
The accompanying notes are an integral part of the financial statements.

52	ARIELINVESTMENTS.COM

Notes to the financial statements	03/31/15 (UNAUDITED)

NOTE ONE | ORGANIZATION
Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund (the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

NOTE TWO | SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

Securities valuation—Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, a security shall be valued using i) the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or ii) securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. In the event the Funds become aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with procedures established by the Board of Trustees.

Debt securities having a maturity over 60 days are valued at the yield equivalent as obtained from a pricing source or one or more market makers for such securities. Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, so long as it approximates fair value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Securities transactions and investment income—Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

Subsequent events—In preparing these financial statements, the Trust has evaluated subsequent events after March 31, 2015 and there were no such events that would require adjustment to or additional disclosure in these financial statements.

Fair value measurements—Accounting Standards CodificationTM (ASC) 820-10 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

800.292.7435	53

Notes to the financial statements (continued)

The following is a summary of the inputs used as of March 31, 2015 in valuing the Funds’ investments carried at fair value:
	Ariel	Ariel	Ariel	Ariel
	Fund	Appreciation Fund	Focus Fund	Discovery Fund
Level 1	$2,284,504,802	$2,010,653,686	$64,239,399	$40,064,567
Level 2*	125,838,754	99,680,274	1,235,666	456,019
Level 3	—	—	—	—
Fair value at 03/31/15	$2,410,343,556	$2,110,333,960	$65,475,065	$40,520,586

* As of March 31, 2015, Level 2 investments held are repurchase agreements. See Schedule of Investments.

Ariel International Fund	Level 1	Level 2	Level 3	Total
Common stocks
Consumer discretionary	$1,669,412	$—	$—	$1,669,412
Consumer staples	1,733,241	—	—	1,733,241
Energy	651,048	—	—	651,048
Financials	2,319,453	—	—	2,319,453
Health care	1,336,125	—	—	1,336,125
Industrials	441,156	—	—	441,156
Information technology	2,608,919	—	—	2,608,919
Materials	46,373	—	—	46,373
Telecommunication services	1,907,273	—	—	1,907,273
Utilities	67,041	—	—	67,041
Total common stocks	$12,780,041	—	—	$12,780,041
Exchange traded funds	115,348	—	—	115,348
Repurchase agreement	—	268,646	—	268,646
Total investments	$12,895,389	$268,646	$—	$13,164,035
Other Financial Instruments
Forward foreign currency contracts^	$—	$1,981	$—	$1,981

Ariel Global Fund	Level 1	Level 2	Level 3	Total
Common stocks
Consumer discretionary	$7,542,545	$—	$—	$7,542,545
Consumer staples	4,319,527	—	—	4,319,527
Energy	2,153,283	—	—	2,153,283
Financials	7,128,467	—	—	7,128,467
Health care	11,974,549	—	—	11,974,549
Industrials	1,411,054	—	—	1,411,054
Information technology	11,653,902	—	—	11,653,902
Materials	262,972	—	—	262,972
Telecommunication services	7,889,210	—	—	7,889,210
Utilities	731,019	—	—	731,019
Total common stocks	$55,066,528	—	—	$55,066,528
Exchange traded funds	573,592	—	—	573,592
Repurchase agreement	—	2,798,123	—	2,798,123
Total investments	$55,640,120	$2,798,123	$—	$58,438,243
Other Financial Instruments
Forward foreign currency contracts^	$—	$122,786	$—	$122,786

There were no transfers between levels for the Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund.  Transfers between levels are recognized at the end of the reporting period.

^ Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing     models. The pricing models typically use inputs that are observed from active markets such as exchange rates. As such, forward currency contracts were categorized as Level 2. The forward currency contracts are reflected at the unrealized appreciation (depreciation) on the contract. See Note Five, Forward Currency Contracts.

54	ARIELINVESTMENTS.COM

03/31/15 (UNAUDITED)

Offsetting Assets and Liabilities—The Funds are subject to various master netting arrangements (“Master Netting Arrangements”), which govern the terms of certain transactions with select counterparties. Master Netting Arrangements seek to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that seeks to improve legal certainty. The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements may also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral may be transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement. The Funds are not currently collateralizing their exposures under foreign exchange trades. The following is a summary of offsetting transactions as of March 31, 2015:

				Gross amounts not offset in the Statement of Assets & Liabilities
	Gross amounts of recognized assets	Gross amounts offset in the Statement of Assets & Liabilities	Net amounts presented in the Statement of Assets & Liabilities	Financial instruments	Collateral pledged (received)	Net amount

Description
Repurchase agreements
Ariel Fund	$125,838,754	—	$125,838,754	$125,838,754	$(125,838,754)	—
Ariel Appreciation Fund	99,680,274	—	99,680,274	99,680,274	(99,680,274)	—
Ariel Focus Fund	1,235,666	—	1,235,666	1,235,666	(1,235,666)	—
Ariel Discovery Fund	456,019	—	456,019	456,019	(456,019)	—
Ariel International Fund	268,646	—	268,646	268,646	(268,646)	—
Ariel Global Fund	2,798,123	—	2,798,123	2,798,123	(2,798,123)	—

Forward currency contracts
Ariel International Fund	24,060	—	24,060	(22,079)	—	$1,981
Ariel Global Fund	137,565	—	137,565	(14,779)	—	122,786

Recent Accounting Pronouncement—In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statement disclosures.

Foreign Currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party. Realized gains (losses) and unrealized appreciation (depreciation) on securities include the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

Forward Currency Contracts—Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are subject to the translations of foreign exchange rate fluctuations. Contracts are “marked-to-market” daily and any resulting unrealized gains (losses) are recorded as unrealized appreciation (depreciation) on foreign currency translations. The Funds record realized gains (losses) at the time the forward currency contract is settled or closed on the Statement of Operations as realized gain (loss) on foreign currency transactions.

Repurchase agreements—The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

800.292.7435	55

Notes to the financial statements (continued)

Federal taxes—It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Management has analyzed the Funds’ tax positions taken for all open federal income tax years (September 30, 2011 – 2014), and has concluded that no provision for federal income tax is required in the financial statements.

Class and expense allocations—Each class of shares has equal rights as to assets and earnings, except that shareholders of each class bear certain class-specific expenses related to marketing and distribution, shareholder servicing and shareholder reporting. Income, other non-class-specific expense, and gains and losses on investments are allocated to each class of shares based on its relative net assets. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. The Ariel International Fund and Ariel Global Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, fund administration, fund accounting, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.

Distributions to shareholders—Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually and recorded on ex-dividend date.

Distributions to shareholders are determined in accordance with federal income tax regulations and may differ from net investment income and realized capital gains for financial reporting purposes. Reclassifications between net asset accounts are made at the end of the fiscal year for such differences that are permanent in nature.

NOTE THREE | INVESTMENT TRANSACTIONS, DISTRIBUTIONS AND FEDERAL INCOME TAX MATTERS

Purchases and proceeds from sales of securities, excluding short-term investments and U.S. government securities, for the six months ended March 31, 2015 were as follows:

		Ariel	Ariel	Ariel	Ariel	Ariel
	Ariel Fund	Appreciation Fund	Focus Fund	Discovery Fund	International Fund	Global Fund
Purchases	$313,842,769	$217,379,940	$5,835,775	$5,578,024	$2,843,191	$10,807,466
Sales	396,728,075	270,163,235	7,892,519	13,329,361	3,388,678	10,584,566

The cost and unrealized appreciation and depreciation of securities on a federal income tax basis at September 30, 2014 were as follows:

		Ariel	Ariel	Ariel	Ariel	Ariel
	Ariel Fund	Appreciation Fund	Focus Fund	Discovery Fund	International Fund	Global Fund
Cost	$1,377,164,662	$1,247,289,615	$53,385,379	$48,848,451	$12,212,411	$50,595,418
Unrealized appreciation	857,434,693	748,755,286	14,409,233	3,387,494	1,448,070	7,506,148
Unrealized depreciation	(92,442,729)	(57,398,978)	(1,814,088)	(6,643,934)	(808,537)	(2,561,165)
Net unrealized appreciation (depreciation)	$764,991,964	$691,356,308	$12,595,145	$(3,256,440)	$639,533	$4,944,983

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the deferral of losses on wash sales and partnership adjustments.

At September 30, 2014, the Funds had no post-October capital loss deferrals and no post-December ordinary loss deferrals.

The tax character of distributions paid during the years ended September 30 was as follows:

	Ariel Fund		Ariel Appreciation Fund		Ariel Focus Fund

	2014	2013	2014	2013	2014	2013
Distributions from
Ordinary income	$15,459,006	$15,816,760	$55,982,799	$10,939,554	$415,251	$532,869
Long-term capital gains	—	—	87,928,835	128,147,624	2,751,642	—
Total distributions	$15,459,006	$15,816,760	$143,911,634	$139,087,178	$3,166,893	$532,869

56	ARIELINVESTMENTS.COM

03/31/15 (UNAUDITED)

	Ariel Discovery Fund		Ariel International Fund		Ariel Global Fund
	2014	2013	2014	2013	2014	2013
Distributions from
Ordinary income	$118,382	$—	$98,327	$64,808	$340,986	$178,895
Long-term
capital gains	475,787	—	32,559	—	479,191	—
Total distributions	$594,169	$—	$130,886	$64,808	$820,177	$178,895

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At September 30, 2014, The Funds had no pre- or post-enactment net capital losses for federal income tax purposes.

NOTE FOUR | INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH RELATED PARTIES
Ariel Investments, LLC (the “Adviser”) provides investment advisory and administrative services to Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund under an agreement (the “Management Agreement”). The Adviser provides investment advisory services to Ariel International Fund and Ariel Global Fund under an Advisory Agreement (collectively, the “Agreements”). Pursuant to the Agreements, the Adviser is paid a monthly fee on average daily net assets at the annual rates shown below:

	Ariel	Ariel	Ariel	Ariel	Ariel	Ariel
Management fees	Fund	Appreciation Fund	Focus Fund	Discovery Fund	International Fund	Global Fund
Average daily net assets:
First $500 million	0.65%	0.75%	0.65%	0.80%	0.80%	0.80%
Next $500 million	0.60%	0.70%	0.60%	0.75%	0.80%	0.80%
Over $1 billion	0.55%	0.65%	0.55%	0.70%	0.75%	0.75%

The Adviser has contractually agreed to reimburse the Funds to the extent their respective total annual operating expenses exceed certain limits as shown below:

		Ariel
	Ariel Fund	Appreciation Fund	Ariel Focus Fund		Ariel Discovery Fund
	Investor Class	Investor Class	Investor Class	Institutional Class	Investor Class	Institutional Class
First $30 million*	1.50%	1.50%	—	—	—	—
Over $30 million*	1.00%	1.00%	—	—	—	—
On average daily net assets	—	—	1.00%	0.75%	1.25%	1.00%
Waiver**	—	—	2016	2016	2016	2016

	Ariel International Fund		Ariel Global Fund
	Investor Class	Institutional Class	Investor Class	Institutional Class
On average daily net assets**	1.25%	1.00%	1.25%	1.00%
Waiver**	2016	2016	2016	2016

* Exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items.
** Through September 30 of the respective year. After these dates there is no assurance that such expenses will be limited.
The Adviser has no right to recapture previously-waived fees.

800.292.7435	57

Notes to the financial statements (continued)

Ariel Distributors, LLC is the Funds’ distributor and principal underwriter (“the Distributor”). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to the Investor Class of the Funds. Under the plan, 12b-1 distribution fees at an annual rate of 0.25% of average daily net assets are paid weekly to the Distributor for its services. For the six months ended March 31, 2015 distribution fee expenses were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Paid to distributor	$2,269,774	$2,297,089	$66,116	$11,576	$6,044	$3,862
Paid to broker/dealers	1,758,352	1,815,008	41,829	6,025	3,417	1,202

The remaining amounts were retained by the Distributor for its services, advertising, and other distribution expenses.
Trustees’ fees and expenses represent only those expenses of disinterested (independent) trustees of the Funds.

NOTE FIVE | FORWARD CURRENCY CONTRACTS
At March 31, 2015, the open forward currency contracts (State Street Bank and Trust as counterparty) are:

					Unrealized
	Currency to	Amount to	Currency to	Amount to	appreciation
Contract settlement date	be received	be received	be delivered	be delivered	(depreciation)
Ariel International Fund
05/18/2015	DKK	441,542	EUR	59,515	$(396)
05/18/2015	DKK	265,813	EUR	35,865	(277)
05/19/2015	JPY	9,917,147	CHF	77,583	2,754
05/19/2015	GBP	156,622	EUR	210,299	5,995
05/19/2015	CHF	62,815	EUR	58,940	1,346
05/19/2015	AUD	382,687	CHF	277,795	4,296
05/19/2015	SGD	154,346	EUR	99,549	5,232
05/19/2015	SEK	1,584,715	EUR	167,022	4,437
05/19/2015	DKK	630,242	EUR	84,647	(238)
05/19/2015	SEK	751,814	USD	90,314	(2,956)
05/19/2015	SGD	49,061	USD	36,125	(416)
05/19/2015	NOK	631,876	USD	83,876	(5,533)
05/19/2015	AUD	673,899	USD	524,166	(12,263)
					$1,981
Ariel Global Fund
05/18/2015	DKK	939,290	EUR	126,606	$(843)
05/19/2015	SEK	2,357,440	GBP	185,007	(426)
05/19/2015	SEK	618,007	CHF	69,440	220
05/19/2015	NOK	787,273	GBP	68,113	(3,397)
05/19/2015	CAD	541,783	CHF	407,753	7,111
05/19/2015	CAD	581,431	EUR	410,487	17,127
05/19/2015	AUD	754,502	EUR	513,739	20,389
05/19/2015	SEK	1,783,646	EUR	187,988	4,994
05/19/2015	AUD	1,083,558	CHF	786,562	12,163
05/19/2015	AUD	376,352	GBP	190,026	4,087
05/19/2015	AUD	188,934	EUR	129,768	3,897
05/19/2015	DKK	1,073,904	EUR	144,369	(550)
05/19/2015	GBP	68,113	NOK	800,112	1,805
05/19/2015	CHF	69,440	SEK	615,100	118
05/19/2015	CHF	786,562	AUD	1,058,634	6,769
05/19/2015	CAD	549,193	USD	442,903	(9,564)
05/19/2015	USD	324,734	JPY	38,683,489	1,992
05/19/2015	USD	282,097	EUR	246,950	16,400
05/19/2015	USD	686,962	GBP	447,784	22,930
05/19/2015	USD	405,887	CHF	378,800	15,355
05/19/2015	USD	240,007	JPY	28,502,278	2,209
					$122,786

58	ARIELINVESTMENTS.COM

03/31/15 (UNAUDITED)

As reflected in the Statement of Operations, realized net gain (loss) and the change in net unrealized appreciation (depreciation) on forward currency contracts for the six months ended March 31, 2015 were:

	Ariel International Fund	Ariel Global Fund
Realized net gain (loss) on forward currency contracts	$(160,204)	$(137,447)
Change in net unrealized appreciation (depreciation) on forward currency contracts	28,013	80,335

For the six months ended March 31, 2015, the volume of the forward currency contracts is measured by the number of trades during the period and the average notional amount. The funds had 143 and 135 forward currency trades during the six months with an average notional value of $76,852 and $206,235 for the Ariel International Fund and Ariel Global Fund, respectively.

NOTE SIX | TRANSACTIONS WITH AFFILIATED COMPANIES
If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. Ariel Fund had the following transactions during the six months ended March 31, 2015, with affiliated companies:

	Share activity				Six months ended March 31, 2015
	Balance			Balance		Dividends	Amount of gain
	September 30,			March 31,		credited to	(loss) realized on
Security name	2014	Purchases	Sales	2015	Market value	income	sale of shares
Contango Oil & Gas Co.	1,833,617	76,200	—	1,909,817	$42,015,974	$—	$—
Blount International Inc.	—	3,951,626	—	3,951,626	50,896,943	—	—
MTS Systems Corp.	643,079	149,437	—	792,516	59,953,835	442,094	—
					$152,866,752	$442,094	$—

NOTE SEVEN | LINE OF CREDIT
The Funds have a $125,000,000 Line of Credit (the “Line”), which is uncommitted, with State Street Bank and Trust Company. The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Funds incur interest expense to the extent of amounts drawn (borrowed) under the Line. Interest is based on the federal funds rate in effect at the time of borrowing, plus a margin of 0.50%.

For the six months ended March 31, 2015, the details of the borrowings were as follows:

Fund	Average daily borrowings	Number of days outstanding	Weighted average annualized interest rate
Ariel Fund	$972,646	3	1.35%
Ariel Focus Fund	311,834	4	1.35%
Ariel Discovery Fund	907,348	10	1.35%

800.292.7435	59

Important supplemental information

PROXY VOTING POLICIES, PROCEDURES, AND RECORD

Both a description of the policies and procedures that the Funds’ investment adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available upon request by calling 800-292-7435. Such information for the Ariel Investment Trust is also available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds attempt to reduce the volume of mail sent to shareholders by sending one copy of financial reports, prospectuses and other regulatory materials to two or more account holders who share the same address. We will send you a notice at least 60 days before sending only one copy of these documents we have if we have not received the shareholder’s written consent from you previously. Should you wish to receive individual copies of materials, please contact us at 800-292-7435. Once we have received your instructions, we will begin sending individual copies for each account within 30 days.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year on Form N-Q which are available on the SEC’s website at www.sec.gov. Additionally, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For information on the Public Reference Room, call 800-SEC-0330.

All of the Funds’ quarterly reports contain a complete schedule of portfolio holdings. All quarterly reports are made available to shareholders on the Funds’ web site at www.arielinvestments.com. Shareholders also may obtain copies of shareholder reports upon request by calling 800-292-7435 or by writing to P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

APPROVAL OF THE MANAGEMENT AGREEMENTS

Each year the Board of Trustees of the Trust, including a majority of the Independent Trustees, is required by the 1940 Act to determine whether to continue each Fund’s management or advisory agreement with the Adviser (together the “Agreements”). Throughout the year, the Board meets in person and requests, receives and considers a broad range of materials and information that are relevant to the Trustees’ consideration of the Agreements. The Board’s Management Contracts Committee (the “Committee”), which is comprised entirely of Independent Trustees and includes all Independent Trustees, leads the Board in its consideration of the Agreements. Both the Committee and the Board held meetings in November 2014 to review and evaluate the materials provided by the Adviser to assist the Board, and in particular the Independent Trustees, in considering renewal of the Agreements. At such meetings the Committee received presentations from the Adviser and from the portfolio manager of each Fund, as well as a memorandum from their independent legal counsel and supplemental materials and presentations. During each of those meetings, the Committee was advised by, and met in executive sessions with, their independent legal counsel.

Nature, Extent and Quality of Services. The Committee considered the Adviser’s specific responsibilities in the day-to-day management of the Funds, taking into account information received at regular Board meetings throughout the year related to the services rendered by the Adviser and the Trustees’ knowledge of the Adviser’s operations. In addition, the Committee considered the Adviser’s historical approach in managing the Funds; its consistency of investment approach; the background, education and experience of the Adviser’s investment personnel; the nature and quality of the Adviser’s services, including, among other things, compliance matters, trading practices, brokerage selection, shareholder communications, and information technology; and the Adviser’s commitment to diversity and civic affairs. The Committee also reviewed whether the Funds had operated within their investment objectives and reviewed each Fund’s record of compliance with its investment restrictions and other regulatory requirements, and also considered information regarding the structure of the Adviser’s compensation program for portfolio managers and certain other employees and the Adviser’s ability to attract and retain quality personnel. The Committee also noted the personal investments made by the Adviser’s personnel in the Funds, which is designed to align the interests of the Adviser and its personnel with those of the Funds’ shareholders.

Investment Performance. The Committee considered the investment performance of each Fund over time, including comparative information provided by Lipper Inc., an independent data service provider (“Lipper”), comparing each Fund’s performance with that of comparable funds selected by Lipper (the “Peer Group”) as well as an analysis of Fund performance as compared to the performance of its benchmark over specific historical periods. The Committee discussed comparative data with respect to the performance of the Funds, the Funds’ respective Peer Groups and the Funds’ respective performance benchmarks. Where available the Committee considered one, two, three, four, five and ten year periods as of September 30, 2014.

60	ARIELINVESTMENTS.COM

03/31/15 (UNAUDITED)

Ariel Fund. The Committee discussed Ariel Fund’s performance, ranked in the top decile for the one, two and three year periods against its Lipper universe. The Committee also considered that Ariel Fund’s four year and five year periods had outperformed its Lipper universe median, while the ten year period underperformed against its Lipper universe median.

Ariel Appreciation Fund. The Committee discussed Ariel Appreciation Fund’s underperformance against its Lipper universe median for the past one year period. The Committee also noted that Ariel Appreciation Fund was ranked in the top decile for the two, three and five year periods against its Lipper universe, and outperformed its Lipper universe median for the four and ten year periods.

Ariel Focus Fund. The Committee discussed Ariel Focus Fund’s underperformance for the one, three, four and five year periods against its Lipper universe. The Committee also considered that Focus Fund was ranked in the top decile against its Lipper universe for the two year period.

Ariel Discovery Fund. The Committee discussed that Discovery Fund had limited performance information available due to a January 31, 2011 inception date. The Committee noted that the Fund’s performance for the one, two and three year periods underperformed against its Lipper universe median.

Ariel International Fund and Ariel Global Fund. The Committee discussed that both Funds had limited performance information available due to having a December 30, 2011 inception date. The Committee noted that each Fund’s one and two year performance periods outperformed against its Lipper universe.

The Committee met with the respective portfolio managers of the Funds prior to approval of the Agreements for a fulsome discussion of performance, volatility, market events, risk/reward trade off, and performance of high/low beta stocks in down markets. The Committee acknowledged the Adviser’s commitment to its stated investment strategy and identified circle of competency, and its calm, reasoned and long-term approach to investing.

Fees and Expenses. The Committee reviewed comparative fee and expense information for each Fund’s Peer Group, as selected and analyzed by Lipper. The Committee considered comparative total expense ratios, as well as each Fund’s management fee structure. The Committee observed that the Focus Fund, Discovery Fund, International Fund and Global Fund each had expense limitations in place. The Committee considered the expense ratio of each Fund and concluded that the expense ratios were reasonable and competitive with the expense ratios of each Fund’s Peer Group as determined by Lipper.

Benefits, Profitability and Economies of Scale. The Board discussed the Committee’s conclusion that Ariel’s profitability associated with its relationship with the Trust was within a reasonable range and was neither excessive nor so low that the Adviser could not be expected to continue to service the Funds effectively. The Committee reviewed the profitability to Ariel of its relationship with each Fund, including the methodology by which that profitability analysis was calculated, and also examined the fees charged by Ariel to other types of clients, as well as the basis for any differences between those fees. The Committee also noted that the Adviser was subsidizing the Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund. The Committee reviewed the extent to which economies of scale may be realized if the Funds increase in size. It was noted that the management fee schedules for all the Funds contain breakpoints at different levels, with the final breakpoint at $1 billion in assets. The Committee considered the effective advisory fees for the Funds and concluded that the advisory fee schedules provide an appropriate sharing between the Funds and the Adviser of such economies of scale as may exist under the Agreements and determined that no additional breakpoints, or adjustments to the existing breakpoints, were needed at the present time.

Approval. After full consideration of the above factors, as well as other factors that were instructive in evaluating the Agreements, the Board, including all of the Independent Trustees, concluded that continuation of each Fund’s Agreement was in the best interests of each Fund and its respective shareholders and the Board approved the continuation of each Fund’s Agreement. The Board’s determinations were based upon a comprehensive consideration of all information provided to it, including both quantitative measures and qualitative factors, and were not the result of any single factor.

800.292.7435	61

Fund expense example

EXAMPLE

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses. The Funds currently do not charge any transaction costs, such as sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees or exchange fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that IRA, 403(b) and Coverdell ESA account holders are charged an annual $15 recordkeeping fee or a one-time, lifetime $60 fee. If these fees were included in either the Actual Expense or Hypothetical Example below, your costs would be higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 1, 2014-  March 31, 2015.

ACTUAL EXPENSES

The first line of the table below for each Fund provides information about actual account values and actual expenses for that particular Fund. You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period in each Fund. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading, entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period in each Fund.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The right portion of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in each of the Funds. Therefore, the right portion of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		Actual		Hypothetical (5% return before expenses)
Fund and return	Beginning account value 10/01/14	Ending account value 03/31/15	Expenses paid during period*	Ending account value 03/31/15	Expenses paid during period*	Annualized expense ratio*
Ariel Fund
Investor Class	$1,000.00	$1,157.60	$5.49	$1,019.85	$5.14	1.02%
Institutional Class	1,000.00	1,159.40	3.77	1,021.44	3.53	0.70%
Ariel Appreciation Fund
Investor Class	$1,000.00	$1,120.50	$5.92	$1,019.35	$5.64	1.12%
Institutional Class	1,000.00	1,122.50	4.13	1,021.04	3.93	0.78%
Ariel Focus Fund
Investor Class	$1,000.00	$1,013.10	$5.02	$1,019.95	$5.04	1.00%
Institutional Class	1,000.00	1,014.00	3.77	1,021.19	3.78	0.75%
Ariel Discovery Fund
Investor Class	$1,000.00	$1,043.70	$6.37	$1,018.70	$6.29	1.25%
Institutional Class	1,000.00	1,044.20	5.10	1,019.95	5.04	1.00%
Ariel International Fund
Investor Class	$1,000.00	$1,028.90	$6.32	$1,018.70	$6.29	1.25%
Institutional Class	1,000.00	1,030.50	5.06	1,019.95	5.04	1.00%
Ariel Global Fund
Investor Class	$1,000.00	$1,023.80	$6.31	$1,018.70	$6.29	1.25%
Institutional Class	1,000.00	1,025.40	5.05	1,019.95	5.04	1.00%

*Expenses are equal to each Fund’s annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

62	ARIELINVESTMENTS.COM

Board of trustees

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships
James W. Compton Age: 76	Trustee, Member of Management Contracts, Governance and Audit Committees	Indefinite, until successor elected Trustee since 1997	Retired President and CEO, Chicago Urban League, 1972 to 2006	Seaway Bank and Trust Company, Commonwealth Edison Company
William C. Dietrich Age: 65	Lead Independent Trustee, Member of Management Contracts and Audit Committees, Chairman of Executive Committee	Indefinite, until successor elected Trustee since 1986; Lead Independent Trustee and Executive Committee Chair since 2014	Retired Executive Director, Shalem Institute for Spiritual Formation, Inc., 2006 to 2009
Mellody L. Hobson Age: 46	Chairman of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected Trustee since 1993; President since 2002; Chairman since 2006	President, Ariel Investments since 2000	DreamWorks Animation SKG, Inc. (Chairman), The Estée Lauder Companies Inc., Starbucks Corporation
Christopher G. Kennedy Age: 51	Trustee, Chairman of Audit Committee, Member of Management Contracts, Governance and Executive Committees	Indefinite, until successor elected Trustee since 1995; Audit Committee Chair since 2014
Chairman, Joseph P. Kennedy Enterprises, Inc. since 2012; Founder and Chairman, Top Box Foods since 2012; Former President, Merchandise Mart Properties, Inc., 2000 to 2011; Executive Officer, Vornado Realty Trust, 2000 to 2011
Interface Inc.
Merrillyn J. Kosier Age: 55	Trustee and Vice President	Indefinite, until successor elected Trustee since 2003; Vice President since 1999	Executive Vice President, Ariel Investments since 1999; Chief Marketing Officer, Mutual Funds since 2007
Kim Y. Lew Age: 48	Trustee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 2014	Co-Chief Investment Officer, Carnegie Corporation since 2011; Director of Investments, 2007 to 2011
William M. Lewis, Jr. Age: 58	Trustee, Member of Management Contracts Committee	Indefinite, until successor elected Trustee since 2007	Managing Director and Co-Chairman of Investment Banking, Lazard Ltd. since 2004
H. Carl McCall Age: 79	Trustee, Chairman of Governance Committee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 2006; Governance Committee Chair since 2006	Principal, Convent Capital, LLC since 2004
John W. Rogers, Jr. Age: 57	Trustee	Indefinite, until successor elected Trustee, 1986 to 1993 and since 2000	Founder, Chairman, CEO and Chief Investment Officer, Ariel Investments since 1983; Lead Portfolio Manager, Ariel Fund since 1986; Co-Portfolio Manager, Ariel Appreciation Fund since 2002	Exelon Corporation, McDonald’s Corporation
James M. Williams Age: 67	Trustee, Chairman of Management Contracts Committee, Member of Governance Committee	Indefinite, until successor elected Trustee since 2006; Management Committee Chair since 2006	Vice President and Chief Investment Officer, J. Paul Getty Trust since 2002	SEI Mutual Funds

TRUSTEES EMERITUS (no Trustee duties or responsibilities)
Royce N. Flippin, Jr.
John G. Guffey, Jr.
Bert N. Mitchell, CPA, Chairman

Note: Number of portfolios in complex overseen by all Trustees is six. Address for all Trustees is 200 East Randolph Street, Suite 2900, Chicago, IL 60601.

800.292.7435	63

Officers

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships
Mareile B. Cusack Age: 56	Vice President, Anti-Money Laundering Officer and Secretary	Indefinite, until successor elected Vice President since 2008; Anti-Money Laundering Officer since 2010; Secretary since 2014; Assistant Secretary, 2008 to 2014	Senior Vice President, Ariel Investments since 2012; Vice President, Ariel Investments, 2007-2012; General Counsel, Ariel Investments since 2008
Wendy D. Fox Age: 52	Chief Compliance Officer and Vice President	Indefinite, until successor elected Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer and Vice President, Ariel Investments since 2004
Mellody L. Hobson Age: 46	Chairman of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected Trustee since 1993; President since 2002; Chairman since 2006	President, Ariel Investments since 2000	DreamWorks Animation SKG, Inc. (Chairman), The Estée Lauder Companies Inc., Starbucks Corporation
Merrillyn J. Kosier Age: 55	Trustee and Vice President	Indefinite, until successor elected Trustee since 2003; Vice President since 1999	Executive Vice President, Ariel Investments since 1999; Chief Marketing Officer, Mutual Funds since 2007
Jeffrey H. Rapaport Age: 39	Chief Financial Officer, Vice President and Treasurer	Indefinite, until successor elected Chief Financial Officer and Treasurer since 2014; Vice President since 2010; Assistant Treasurer, 2010 to 2014	Vice President, Fund Administration since 2010; Senior Fund Administration Analyst, Ariel Investments, 2007-2010

The Statement of Additional Information (SAI) for Ariel Investment Trust includes additional information about the Funds’ Trustees and Officers. The SAI is available without charge by calling 800.292.7435 or logging on to our website, arielinvestments.com. Note: Number of portfolios in complex overseen by all Officers is six. Address for all officers is 200 East Randolph Street, Suite 2900, Chicago, IL 60601.

64	ARIELINVESTMENTS.COM

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

800.292.7435

arielinvestments.com
Follow us on Twitter @ArielFunds

The materials used to produce this report were sourced responsibly.

The paper used along with the packaging are all recyclable.
Slow and steady wins the race.	TPI (154,000) ©05/15 AI–01

Item 2. Code of Ethics.

Not applicable.  The information required by this Item is only required in an annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Not applicable.  The information required by this Item is only required in an annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Not applicable.  The information required by this Item is only required in an annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared.  The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)
There were no significant changes in the registrant's internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s second fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Not applicable.

(a)  (2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a)  (3) Written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)
Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).  A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ariel Investment Trust

By:   /s/ Mellody Hobson
         Mellody Hobson
         President and Principal Executive Officer

Date:     June 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Mellody Hobson
         Mellody Hobson
         President and Principal Executive Officer

Date:     June 9, 2015

By:   /s/ Jeffrey Rapaport
         Jeffrey Rapaport
         Treasurer and Chief Financial Officer

Date:     June 9, 2015